    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 1997


                                                     1933 ACT FILE NO. 2-60210
                                                    1940 ACT FILE NO. 811-2778
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549
                                  FORM N-1A

                            REGISTRATION STATEMENT
                                    UNDER
                            SECURITIES ACT OF 1933                [X]

                       POST-EFFECTIVE AMENDMENT NO. 23            [X]

                                     AND
                            REGISTRATION STATEMENT
                                    UNDER
                      THE INVESTMENT COMPANY ACT OF 1940          [X]

                               AMENDMENT NO. 20                   [X]

                     EATON VANCE MUNICIPAL BOND FUND L.P.
              --------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                ----------------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 617-482-8260
                                 ------------
                       (REGISTRANT'S TELEPHONE NUMBER)

                            THOMAS OTIS, SECRETARY
                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                ----------------------------------------------
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)


    It is proposed that this filing will become effective on May 1, 1997 pursuant to paragraph (b) of Rule 485.

    The Registrant has filed a Declaration pursuant to Rule 24f-2 and on February 28, 1997 filed its "Notice" as required by that Rule for the fiscal year ended December 31, 1996. Registrant continues its election to register an indefinite number of shares of beneficial interest pursuant to Rule 24f-2.

--------------------------------------------------------------------------------

                     EATON VANCE MUNICIPAL BOND FUND L.P.

                            CROSS REFERENCE SHEET

                         ITEMS REQUIRED BY FORM N-1A
                         ---------------------------

PART A
ITEM NO.                    ITEM CAPTION                                         PROSPECTUS CAPTION
------------                --------                                  ----------------------------------------

 1. ......................  Cover Page                                Cover Page
 2. ......................  Synopsis                                  Shareholder and Fund Expenses
 3. ......................  Condensed Financial Information           The Fund's Financial Highlights;
                                                                        Performance Information
 4. ......................  General Description of Registrant         The Fund's Investment Objective;
                                                                        Investment Policies and Risks; Limited
                                                                        Partnership Form; Power of Attorney

 5. ......................  Management of the Fund                    Management of the Fund
 5A. .....................  Management's Discussion of Fund           Not Applicable
                              Performance
 6. ......................  Capital Stock and Other Securities        Limited Partnership Form; The Lifetime
                                                                        Investing Account; Allocations,
                                                                        Distributions and Taxes
 7. ......................  Purchase of Securities Being Offered      Valuing Fund Shares; How to Buy Fund
                                                                        Shares; The Lifetime Investing
                                                                        Account; The Eaton Vance Exchange
                                                                        Privilege; Eaton Vance Shareholder
                                                                        Services


 8. ......................  Redemption or Repurchase                  How to Redeem Fund Shares
 9. ......................  Pending Legal Proceedings                 Not Applicable

PART B
ITEM NO.                    ITEM CAPTION                              STATEMENT OF ADDITIONAL INFORMATION CAPTION
------------                --------                                  ----------------------------------------

10. ......................  Cover Page                                Cover Page

11. ......................  Table of Contents                         Table of Contents
12. ......................  General Information and History           Summary of Partnership Agreement


13. ......................  Investment Objectives and Policies        Additional Information about Investment
                                                                        Policies; Investment Restrictions


14. ......................  Management of the Fund                    Management; Investment Adviser
15. ......................  Control Persons and Principal Holders of  Control Persons and Principal Holders of
                              Securities                                Securities


16. ......................  Investment Advisory and Other             Investment Adviser; Custodian;
                              Services                                  Independent Certified Public
                                                                        Accountants
17. ......................  Brokerage Allocation and Other            Portfolio Security Transactions
                              Practices


18. ......................  Capital Stock and Other Securities        Summary of Partnership Agreement


19. ......................  Purchase, Redemption and Pricing of       Determination of Net Asset Value;
                              Securities Being Offered                  Services for Accumulation; Service for
                                                                        Withdrawal
20. ......................  Tax Status                                Taxes; Tax Equivalent Yield Table


21. ......................  Underwriters                              Principal Underwriter
22. ......................  Calculation of Performance Data           Investment Performance
23. ......................  Financial Statements                      Financial Statements

                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS


                                 EATON VANCE
                           MUNICIPAL BOND FUND L.P.
--------------------------------------------------------------------------------

EATON VANCE MUNICIPAL BOND FUND L.P. (THE "FUND") IS A MUTUAL FUND SEEKING TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated May 1, 1997 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Fund's investment adviser is Eaton Vance Management (the "Investment Adviser"), which is located at the same address.


------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------------------------------------------------------------

                                                          PAGE                                                  PAGE

Shareholder and Fund Expenses .........................   2  Reports to Shareholders ...........................  13
The Fund's Financial Highlights .......................   3  The Lifetime Investing Account ....................  13
The Fund's Investment Objective .......................   4  The Eaton Vance Exchange Privilege ................  13
Investment Policies and Risks .........................   4  Eaton Vance Shareholder Services ..................  14
Limited Partnership Form .............................    7  Allocations, Distributions and Taxes ..............  15
Management of the Fund ...............................    8  Performance Information ...........................  17
Valuing Fund Shares ...................................   9  Power of Attorney .................................  18
How to Buy Fund Shares ................................   9  Appendix ..........................................  19
How to Redeem Fund Shares .............................  11

-------------------------------------------------------------------------------
                         PROSPECTUS DATED MAY 1, 1997

SHAREHOLDER AND FUND EXPENSES
-------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                     3.75%
Sales Charges Imposed on Reinvested Distributions                                                  None
Fees to Exchange Shares                                                                            None


        ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets)
---------------------------------------------------------------------------------------------------------
Investment Adviser Fee                                                                            0.51%
Other Expenses                                                                                    0.27%
                                                                                                  ----
    Total Operating Expenses                                                                      0.78%
                                                                                                  ====

EXAMPLE                                                         1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                                ------       -------       -------       --------
An investor would pay the following maximum initial sales
charge and expenses on a $1,000 investment, assuming (a) 5%
annual return and (b) redemption at the end of each period:      $45           $61           $79           $130


NOTES:

The table and Example summarize the aggregate expenses of the Fund and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year.

The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual annual return will vary. For further information regarding the expenses of the Fund see "The Fund's Financial Highlights" and "Management of the Fund."


No sales charge is payable at the time of purchase on investments of $1 million or more. However, a contingent deferred sales charge of 0.50% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. See "How to Buy Fund Shares" and "How to Redeem Fund Shares."

THE FUND'S FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The following information should be read in conjunction with the audited financial statements that appear in the Fund's annual report to shareholders. The Fund's financial statements have been audited by Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. The financial statements and independent auditors' report are incorporated by reference into the Statement of Additional Information. Further information regarding the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter.
------------------------------------------------------------------------------

                                                                   YEAR ENDED DECEMBER 31,
                         -------------------------------------------------------------------------------------------------------
                          1996       1995      1994        1993        1992       1991     1990       1989       1988       1987
                          ----       ----      ----        ----        ----       ----     ----       ----       ----       ----
NET ASSET VALUE,
  beginning of year      $10.210   $ 9.260    $10.630    $  9.950    $  9.750    $ 9.200  $ 9.250    $ 8.990    $ 8.590    $ 9.260
                         -------   -------    -------    --------    --------    -------  -------    -------    -------    -------
INCOME FROM OPERATIONS:
  Net investment
    income               $ 0.605   $ 0.604    $ 0.611    $  0.614    $  0.639    $ 0.638  $ 0.627    $ 0.632    $ 0.630    $ 0.655
  Net realized and
    unrealized gain
    (loss) on
     investments          (0.143)    0.962     (1.369)      0.692       0.195      0.552   (0.017)     0.288      0.430     (0.665)
                         -------   -------    -------    --------    --------    -------  -------    -------    -------    -------
    Total income
    (loss) from
    operations           $ 0.462   $ 1.566   $ (0.758)   $  1.306    $  0.834    $ 1.190  $ 0.610    $ 0.920    $ 1.060    $ 0.000
                         -------   -------    -------    --------    --------    -------  -------    -------    -------    -------
LESS DISTRIBUTIONS:
  From net investment
    income               $(0.594)  $(0.604)  $ (0.611)   $ (0.619)   $ (0.634)   $(0.638) $(0.627)   $(0.660)   $(0.660)   $(0.660)
  In excess of net
    investment income(2)  (0.008)   (0.012)    (0.001)     (0.007)        --      (0.002)  (0.033)       --         --         --
                         -------   -------    -------    --------    --------    -------  -------    -------    -------    -------
    Total
    distributions        $(0.602)  $(0.616)   $(0.612)   $ (0.626)   $ (0.634)   $(0.640) $(0.660)   $(0.660)   $(0.660)   $(0.660)
                         -------   -------    -------    --------    --------    -------  -------    -------    -------    -------
NET ASSET VALUE, end
  of year                $10.070   $10.210   $  9.260    $ 10.630    $  9.950    $ 9.750  $ 9.200    $ 9.250    $ 8.990    $ 8.590
                         =======   =======   ========    ========    ========    =======  =======    =======    =======    =======
TOTAL RETURN(1)            4.78%    17.40%    (7.27)%      13.52%       8.91%     13.49%    6.97%     10.65%     12.83%    (0.03)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    year (000's omitted) $88,184   $96,410    $90,802    $114,425    $103,208    $92,771  $80,907    $77,780    $63,385    $51,771
  Ratio of expenses to
    average daily
    net assets(3)          0.78%     0.76%      0.80%       0.72%       0.74%      0.76%    0.85%      0.92%      0.96%      0.82%
  Ratio of expenses to
    average daily net
    assets
    after custodian
    fee reduction          0.74%       --         --          --          --         --       --         --         --         --
  Ratio of net
    investment income
    to average
    daily net assets       6.12%     6.16%      6.26%       5.91%       6.50%      6.75%    6.94%      6.87%      7.20%      7.44%
PORTFOLIO TURNOVER           30%       58%        58%         86%         60%       105%     187%       188%       139%       103%

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the payabledate. Total return is computed on a non-annualized basis.

(2) During the year ended September 30, 1993, the Fund adopted Statement of Position (SOP) 93-2: Determination, Disclosure
    and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment
    Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) The expense ratios for the year ended December 31, 1995 and 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before December
    31, 1994 have not been adjusted to reflect this change.

THE FUND'S INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------


THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX. The Fund is an open-end diversified investment company which commenced its investment operations in 1977.


INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

DURING PERIODS OF NORMAL MARKET CONDITIONS, THE FUND WILL HAVE AT LEAST 80% OF ITS NET ASSETS INVESTED IN OBLIGATIONS, INCLUDING NOTES AND TAX-EXEMPT COMMERCIAL PAPER, ISSUED BY OR ON BEHALF OF STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES AND THE DISTRICT OF COLUMBIA AND THEIR POLITICAL SUBDIVISIONS, AGENCIES AND INSTRUMENTALITIES, THE INTEREST ON WHICH IS EXEMPT FROM THE REGULAR FEDERAL INCOME TAX ("MUNICIPAL BONDS"). The foregoing policy is a fundamental policy which may not be changed unless authorized by a vote of the holders of the Fund's units of partnership interest ("Shares").


The Fund's assets normally will be invested primarily in (1) Municipal Bonds (other than tax-exempt commercial paper) which are rated at the time of purchase within the three highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, or A, VMIG 1, VMIG 2 or VMIG 3 or, in the case of notes, MIG 1, MIG 2, or MIG 3), Standard & Poor's Ratings Group ("S&P") (AAA, AA, or A) or Fitch Investors Service, Inc. ("Fitch") (AAA, AA or A), which are guaranteed, backed or secured at the time of purchase by the U.S. Government or any of its agencies or instrumentalities, or which are issued by issuers having at the time of purchase an issue of outstanding Municipal Bonds rated within the three highest grades assigned by Moody's, S&P or Fitch; or (2) tax-exempt commercial paper which is rated at the time of purchase within the highest grade assigned by Moody's (Prime-1) or S&P (A-1), which is guaranteed, backed or secured at the time of purchase by the U.S. Government or any of its agencies or instrumentalities, or which is issued by an issuer having at the time of purchase an issue of outstanding Municipal Bonds rated within the highest grade assigned by any of the aforesaid rating services. For a description of municipal obligation ratings, see the Statement of Additional Information.

The Fund may also invest its assets in Municipal Bonds which are rated investment grade (BBB by Moody's or Baa by S&P or Fitch) or below investment grade or are unrated. Municipal Bonds rated BBB or Baa may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. Municipal Bonds rated below investment grade are commonly known as "junk bonds." See "Additional Risk Considerations."


The Fund from time to time may make temporary investments in obligations of the U.S. Government, its agencies, or instrumentalities; other debt securities rated within the three highest grades by the aforesaid rating services; commercial paper rated in the highest grade by such rating services (Prime-1 or A-1, respectively); certificates of deposit of domestic banks with assets of $1 billion or more; and repurchase agreements. Interest income from temporary investments may be taxable to holders of Shares as ordinary income. See "Allocations, Distributions and Taxes." The Fund may also acquire rights to resell Municipal Bonds or any of the foregoing temporary investments at an agreed upon price and at or within an agreed upon time.


MUNICIPAL BONDS. Municipal Bonds are issued for a wide variety of both public and private purposes. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds which are subject to annual appropriations by a State's legislature and the availability of monies for such payments. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively.

Interest income from certain types of municipal obligations may be subject to the federal alternative minimum tax (the "AMT") for individual investors; as of the date of this Prospectus the Fund held no such obligations. The Fund may not invest more than 20% of its net assets in these obligations and obligations subject to regular federal income tax. Distributions to corporate investors of certain interest income may also be subject to the AMT.

MATURITY. It is expected that the Fund's portfolio will normally contain substantial amounts of long-term Municipal Bonds with maturities of ten years or more, because such long-term obligations generally produce higher income than short-term obligations. Such long-term obligations are more susceptible to market fluctuations resulting from changes in interest rates than shorter term obligations. The average maturity of the Fund's portfolio may vary depending on anticipated market conditions.

CONCENTRATION. The Fund expects that it will not invest more than 25% of its total assets in Municipal Bonds whose issuers are located in the same state or more than 25% of its total assets in Municipal Bonds the security of which is derived from any one of the following categories; hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. The Fund may invest more than 25% of its total assets in Municipal Bonds the security of which is derived from any one or more other categories including without limitation the following: public housing authorities; general obligations of states and localities; obligations dependent on annual appropriations for payment; lease rental obligations of state and local authorities; obligations of state and local housing finance authorities; municipal utilities systems; or industrial development and pollution control bonds. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting a particular category of issuers.

OTHER INVESTMENT PRACTICES
The Fund may engage in the following investment practices, some of which may be considered to involve "derivative" instruments because they derive their value from another instrument, security or index. In addition, the Fund may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

WHEN-ISSUED SECURITIES. The Fund may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than the Fund agreed to pay for them. The Fund may also purchase instruments that give the Fund the option to purchase a Municipal Bond when and if issued.

INVERSE FLOATERS. The Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

FUTURES TRANSACTIONS. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates. Futures contracts may be based on various debt securities (such as U.S. Government securities and municipal obligations) and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on the Fund's outstanding positions would exceed 5% of the market value of the Fund's net assets. These transactions involve transaction costs. There can be no assurance that the Investment Adviser's use of futures will be advantageous to the Fund. Allocations by the Fund of any gains realized on the Fund's transactions in futures and options on futures will be taxable.

INSURED OBLIGATIONS. The Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of the Fund's shares.

ADDITIONAL RISK CONSIDERATIONS
Some Municipal Bonds offering current income are in the lowest investment grade category (Baa or BBB), lower categories or may be unrated. As indicated above, the Fund may invest in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. See the Appendix to this Prospectus for the asset composition of the Fund for the fiscal year ended December 31, 1996. The lowest investment grade, lower rated and comparable unrated municipal obligations in which the Fund may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated Municipal Bonds are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated Municipal Bonds are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Investment Adviser seeks to minimize the risks of investing in below investment grade securities through professional investment analysis and attention to current developments in interest rates and economic conditions. When the Fund invests in lower rated or unrated Municipal Bonds, the achievement of the Fund's goals is more dependent on the Investment Adviser's ability than would be the case if the Fund were investing in Municipal Bonds in the higher rating categories.

The Fund may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of a defaulted obligation, the Fund may incur additional expense seeking recovery of its investment. Municipal Bonds held by the Fund which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Investment Adviser to be of investment grade quality for purposes of the Fund's investment policies. Holdings of obligations rate below Baa or BBB will not exceed 35% of net assets. In the event the rating of an obligation held by the Fund is downgraded, causing the Fund to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Fund's credit quality limitations.

The net asset value of Fund Shares will change in response to fluctuations in prevailing interest rates and changes in the value of its portfolio securities. When interest rates decline, the value of securities held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of most portfolio security holdings can be expected to decline. Changes in the credit quality of the issuers of Municipal Bonds held by the Fund will affect the principal value of (and possibly the income earned on) such Bonds. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Fund's investments. The amount of information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that made available by corporations whose securities are publicly traded. An investment in shares of the Fund will not constitute a complete investment program.

At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the Investment Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

The secondary market for some Municipal Bonds (including issues which are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Certain securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer redeems securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Some of the securities in which the Fund invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Fund is required to accrue income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash, and is required to distribute such income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

The Fund may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

  THE FUND HAS ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A VOTE OF THE HOLDERS OF SHARES. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS, THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE DIRECTOR GENERAL PARTNERS WITHOUT OBTAINING THE APPROVAL OF THE FUND'S SHAREHOLDERS.


LIMITED PARTNERSHIP FORM
--------------------------------------------------------------------------------

THE FUND WAS FORMED AS A CALIFORNIA LIMITED PARTNERSHIP IN 1977 IN ORDER TO PROVIDE FOR ITS PARTNERS VARIOUS TAX ADVANTAGES WHICH ARE NOT AVAILABLE TO INVESTORS IN FUNDS ORGANIZED AS CORPORATIONS OR TRUSTS.

The Fund was organized in partnership form rather than in the form of a corporation or business trust, because:


    1. A partnership is not subject to federal income tax, and therefore does not have to comply with the restrictive provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") to avoid tax at the entity level, as does an investment company in corporate or trust form. Under 1987 federal tax legislation, the Fund will be treated as a partnership for federal tax purposes until December 31, 1997. After that date the Fund may be taxed as a corporation for federal tax purposes, and management will take appropriate steps to avoid such tax by, for example, enabling the Fund to qualify as a regulated investment company under Subchapter M of the Code. See "Allocations, Distributions and Taxes."


    2. Partnerships are not normally subject to state income taxes, and the income of a partnership is considered to be the income of the Partners both in timing and in character.

    3. The tax-exempt character of interest income which is exempt from regular federal income tax is retained when such income is allocated or distributed to the holders of Shares of a partnership regardless of the percentage of its assets that is comprised of Municipal Bonds.

    4. A holder of Shares may deduct his allocable portion of Fund losses up to his adjusted basis for his or her partnership interest in the Fund in computing his federal income tax liability without redeeming any Shares. It is expected that such losses will not constitute "passive activity" losses under the Code.

    5. On redemption of Shares the holder may receive cash distributions from the Fund in payment therefor without federal income tax consequences so long as such cash redemption proceeds do not exceed such holder's adjusted basis of his partnership interest in the Fund.

The Fund is not required to hold annual meetings of the Partners, and does not intend to do so. The Fund may, however, hold meetings of the Partners for the purpose of electing new General Partners, approving a new investment advisory contract or distribution plan and, at the request of Partners owning 10% or more of the Shares, considering the removal of any General Partner. Partners of the Fund have the voting, approval, consent or similar rights required under the Investment Company Act of 1940, as amended, for voting security holders. Partners have one vote for each Share held by them. All new General Partners are subject to election by the Partners in accordance with the Amended and Restated Agreement of Limited Partnership of the Fund ("Partnership Agreement").

The General Partners are divided into two classes: the Director General Partners and the Advisor General Partner. Only individuals may act as Director General Partners and all individual General Partners act as Director General Partners. Except as otherwise provided under the terms of the Partnership Agreement, the Director General Partners have complete and exclusive control over the management, conduct and operation of the Fund's business. The Advisor General Partner (currently Eaton Vance) as such is not permitted to participate in the management of the Fund except when engaged as investment adviser of the Fund.

A purchaser of Shares is subject to and is deemed to have granted and executed a Power of Attorney in the form set forth in this prospectus and in the Partnership Agreement. A purchaser, by the act of purchasing Shares of the Fund, will be bound by the terms and provisions of the Partnership Agreement and Power of Attorney even if he does not sign any of such documents. The Power of Attorney may be used by the General Partners for various purposes, including without limitation to amend the Partnership Agreement without the approval or vote of the Limited Partners.


Throughout this Prospectus, "Partners" are generally referred to as "Shareholders." The Statement of Additional Information contains a copy of the Fund's Partnership Agreement and a description of the rights and obligations of the Partners under the Partnership Agreement and applicable law.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE FUND ENGAGES EATON VANCE MANAGEMENT ("EATON VANCE") AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

Acting under the general supervision of the Director General Partners of the Fund, Eaton Vance manages the Fund's investments and affairs. Eaton Vance also furnishes for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Fund is responsible for the payment of all expenses other than those expressly stated to be payable by Eaton Vance under the investment advisory contract. Under its investment advisory contract with the Fund, Eaton Vance receives a monthly advisory fee in an amount equal to the aggregate of

    (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

    (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total gross income on such day as that portion of the total daily net assets in the same Category bears to the total net assets on such day) in each Category as indicated below:

                                                                                            ANNUAL         DAILY
   CATEGORY      DAILY NET ASSETS                                                         ASSET RATE    INCOME RATE
   ----------------------------------------------------------------------------------------------------------------

       1         Up to $500 million                                                         0.300%         3.00%
       2         $500 million but less than $1 billion                                      0.275%         2.75%
       3         $1 billion but less than $1.5 billion                                      0.250%         2.50%
       4         $1.5 billion but less than $2 billion                                      0.225%         2.25%
       5         $2 billion but less than $3 billion                                        0.200%         2.00%
       6         $3 billion and over                                                        0.175%         1.75%


As at December 31, 1996, the Fund had net assets of $88,183,659. For the fiscal year ended December 31, 1996, the Fund paid Eaton Vance advisory fees equivalent to 0.51% of the Fund's average daily net assets for such year.

EATON VANCE OR ITS AFFILIATES ACT AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF OVER $17 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

Thomas J. Fetter, a Vice President of Eaton Vance, has acted as the portfolio manager of the Fund since 1986.

Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute Fund portfolio transactions, Eaton Vance judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Fund and at reasonably competitive spreads. Subject to the foregoing, Eaton Vance may consider sales of shares of the Fund or of other investment companies sponsored by Eaton Vance or Boston Management and Research ("BMR") as a factor in the selection of firms to execute portfolio transactions. The Fund and the Investment Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain reporting and other restrictions and procedures contained in such Codes.

VALUING FUND SHARES
-------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m., New York time). The Fund's net asset value per Share is determined by its custodian, Investors Bank & Trust Company ("IBT") (as agent for the Fund) in the manner authorized by the Director General Partners. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of Shares outstanding. Municipal Bonds will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Fund's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

Financial service firms ("Authorized Firms") must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Share and the public offering price based thereon. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter.


  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------


SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase Shares of the Fund through Authorized Firms at the effective public offering price, which price is based on the effective net asset value per Share plus the applicable sales charge. The Fund receives the net asset value, while the sales charge is divided between the Authorized Firm and the Principal Underwriter. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Fund may suspend the offering of Shares at any time and may refuse an order for the purchase of Shares.

The sales charge may vary depending on the size of the purchase and the number of shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13-month period or special purchase programs. Complete details of how investors may purchase Shares at reduced sales charges under a Statement of Intention or Right of Accumulation are available from Authorized Firms or the Principal Underwriter.

The current sales charges and dealer commissions are:

                                                      SALES CHARGE       SALES CHARGE       DEALER COMMISSION
                                                      AS PERCENTAGE OF   AS PERCENTAGE OF   AS PERCENTAGE OF
AMOUNT OF PURCHASE                                    OFFERING PRICE     AMOUNT INVESTED    OFFERING PRICE
--------------------------------------------------------------------------------------------------------------

Less than $50,000                                     3.75%              3.90%              4.00%
$50,000 but less than $100,000                        2.75%              2.83%              3.00%
$100,000 but less than $250,000                       2.25%              2.30%              2.50%
$250,000 but less than $500,000                       1.75%              1.78%              2.00%
$500,000 but less than $1,000,000                     1.25%              1.27%              1.50%
$1,000,000 or more                                    0.00%*             0.00%*             0.50%


 * No sales charge is payable at the time of purchase on investments of $1 million or more or where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance, if the redemption occurred no more than 60 days prior to the purchase of Fund shares and the redeemed shares were potentially subject to a sales charge. A contingent deferred sales charge ("CDSC") of 0.50% will be imposed on such investments
   (as described below) in the event of certain redemptions within 12 months of purchase.

The Principal Underwriter may at times allow discounts up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund Shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares.

An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."

Shares of the Fund may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to registered representatives and employees of Authorized Firms and bank employees who refer customers to registered representatives of Authorized Firms; to officers and employees of IBT and the Transfer Agent; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Shares may also be issued at net asset value (1) in connection with the merger of an investment company with the Fund,
(2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the Investment Adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts."


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Investment Adviser, in exchange for Fund Shares at the applicable public offering price as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund Shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price per Fund Share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities, but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C Eaton Vance Municipal Bond Fund L.P.

        IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: Eaton Vance Municipal Bond Fund L.P.
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

Investors who are contemplating an exchange of securities for Shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund Shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund Shares.

STATEMENT OF INTENTION AND ESCROW AGREEMENT. If the investor, on an application, makes a Statement of Intention to invest a specified amount over a thirteen-month period, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of Shares (computed to the nearest full Share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All distributions on escrowed Shares will be paid to the investor or to the investor's order. When the minimum investment so specified is completed, the escrowed Shares will be delivered to the investor. If the investor has an accumulation account the Shares will remain on deposit under the investor's account.

If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by the Principal Underwriter or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed Shares in order to realize such difference. Full Shares remaining after any such redemption together with any excess cash proceeds of the Shares so redeemed will be delivered to the investor or to the investor's order by the escrow agent.


If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional Shares at the lower charge if specified by the investor. This refund will be made by the Authorized Firm and by the Principal Underwriter. If at the time of the recomputation an Authorized Firm other than the original Authorized Firm is placing the orders, the adjustment will be made only on those Shares purchased through the Authorized Firm then handling the account.


  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM FUND SHARES
-------------------------------------------------------------------------------


A SHAREHOLDER MAY REDEEM FUND SHARES IN ONE OF THREE WAYS -- BY MAIL, BY TELEPHONE OR THROUGH AN AUTHORIZED FIRM. The redemption price will be based on the net asset value per Fund share next computed after a redemption request is received in the proper form as described below.

REDEMPTIONS BY MAIL: Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any Share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the Shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a Commission regulation and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where Shares are registered in the name of a corporation, partnership or fiduciary.

REDEMPTION BY TELEPHONE: Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.

REDEMPTION THROUGH AN AUTHORIZED FIRM: To sell Shares at their net asset value through an Authorized Firm (a repurchase), a Shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of those Shares is based upon the net asset value calculated after the Principal Underwriter, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

REDEMPTIONS BY CHECK: Shareholders holding Shares for which certificates have not been issued may make redemptions by check by completing an Account Instruction form (available by calling 800-225-6265 (extension 7601)) and appointing Boston Safe Deposit and Trust Company ("Boston Safe") their agent. Boston Safe will provide Shareholders electing this option with checks drawn on Boston Safe. These checks may be made payable by the Shareholder to the order of any person in any amount of $500 or more. When a check is presented to Boston Safe for payment, the number of full and fractional Shares required to cover the amount of the check will be redeemed from the Shareholder's account by Boston Safe as the Shareholder's agent. Through this procedure the Shareholder will continue to be entitled to distributions paid on Shares up to the time the check is presented to Boston Safe for payment. If the amount of the check is greater than the value of the Shares for which the Fund has collected payment held in the Shareholder's account, the check will be returned and the Shareholder may be subject to extra charges. To obviate such a return of the check, the check should not be written for close to the full value of an account. The Shareholder will be required to execute signature cards and will be subject to Boston Safe's rules and regulations governing such checking accounts. There is no charge to Shareholders for this service. This service may be terminated or suspended at any time by the Fund or Boston Safe.

If Shares were recently purchased, the proceeds of a redemption will not be sent until the check (including a certified or cashier's check) received for the Shares purchased has cleared. Payment for Shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem Fund accounts with balances of less than $750. Prior to such a redemption, Shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund Shares.

If Shares have been purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more, or if Shares were purchased at net asset value because the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance (as described under "How to Buy Fund Shares"), and are redeemed within 12 months of purchase, a CDSC of 0.50% will be imposed on such redemption. The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the Shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any distributions that have been reinvested in additional Shares. In determining whether a CDSC is applicable to a redemption, it will be assumed that redemptions are made first from any Shares in the shareholder's account that are not subject to a CDSC. The CDSC will be retained by the Principal Underwriter.

The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. If a Shareholder reinvests redemption proceeds in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege," the Shareholder's account will be credited with the amount of any CDSC paid on such redeemed Shares.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS, SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish all holders of Shares with information which is necessary for preparing federal and state tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to Shareholders residing at the same address may be eliminated.

THE LIFETIME INVESTING ACCOUNT
--------------------------------------------------------------------------------

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of Shares owned. The Fund will not issue Share certificates except upon request.

At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current balance in the account. THE LIFETIME INVESTING ACCOUNT PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE TO the Transfer Agent.

Any questions concerning a Shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or writing to the Transfer Agent, First Data Investors Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the Shareholder, the Fund and the account number).

DISTRIBUTION INVESTMENT OPTION. Distributions made by the Fund may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If Shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange Shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of Shares in a "street name" account to an account with another Authorized Firm or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the Shares in the account from the Authorized Firm. Before establishing a "street name" account with an Authorized Firm, or transferring the account to another Authorized Firm, an investor wishing to reinvest distributions should determine whether the Authorized Firm which will hold the Shares allows reinvestment of distributions in "street name" accounts.

THE EATON VANCE EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------


Shares of the Fund currently may be exchanged for shares of any of the following funds: Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, Eaton Vance Tax Free Reserves and any fund in the Eaton Vance Traditional Group of Funds on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the Shares being exchanged and the sales charge payable on the shares being acquired). Exchange offers are available only in states where shares of the fund being acquired may be legally sold.

Each exchange must involve Shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any Shareholder account engaged in Market Timing activity. Any Shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

Shares of the Fund which are subject to a CDSC may be exchanged into any of the above funds without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original Shares is added to the holding period of the shares acquired in the exchange.

The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and Shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

Shares of certain other funds advised or administered by Eaton Vance may be exchanged for Fund Shares on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the Shares being acquired), but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Telephone exchanges are accepted by the Transfer Agent, provided that the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone; provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of Shareholders who participate in them is borne by the Fund as an expense to all Shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of Eaton Vance Municipal Bond Fund L.P. may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not distributions are reinvested. The name of the Shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from the Shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

STATEMENT OF INTENTION: Purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. See "How to Buy Fund Shares -- Statement of Intention and Escrow Agreement."

RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges when the current market value of holdings (Shares at current offering price), plus new purchases, reach $50,000 or more. Shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.


WITHDRAWAL PLAN: A Shareholder may draw on shareholdings systematically with monthly or quarterly checks in an amount specified by the Shareholder. A minimum deposit of $5,000 in Shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional Shares would be disadvantageous because of the sales charge included in such purchases.

REINVESTMENT PRIVILEGE: A Shareholder who has redeemed Shares may reinvest at net asset value any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional Share to round off the purchase to the nearest full Share) in Shares of the Fund, or, provided that the Shares redeemed have been held for at least 60 days, in shares of any of the other funds offered by the Principal Underwriter subject to an initial sales charge, provided that the reinvestment is effected within 60 days after such redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting Shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the fund the shares of which are being purchased (or by such fund's transfer agent). The privilege is also available to shareholders of the funds listed under "The Eaton Vance Exchange Privilege" who wish to reinvest such redemption proceeds in shares of a Fund. If a Shareholder reinvests redemption proceeds within the 60-day period, the Shareholder's account will be credited with the amount of any CDSC paid on such redeemed Shares. To the extent that any Shares of the Fund are sold at a loss and the proceeds are reinvested in Shares of the Fund (or other Shares of the Fund are acquired) within the period beginning 30 days before and ending 30 days after the date of the redemption, some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.


ALLOCATIONS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


ALLOCATIONS AND DISTRIBUTIONS
    The Fund intends to make monthly distributions substantially equivalent to its net investment income to the holders of Shares, pro rata on the record date for each such distribution. Such distributions will be paid, unless otherwise directed, in additional Shares. Normally, net realized short-term and long-term capital gains, if any, will not be distributed. Undistributed income and gains (as well as losses), whether realized or not, will be reflected in the Fund's net asset value per Share. Because Shareholders are limited partners of the Fund, each Shareholder will be allocated for tax purposes a proportionate share (computed on a weighted monthly average basis) of each item of income, gain, loss, deduction or credit realized by the Fund. Allocations are made in a manner intended to comport with each Shareholder's respective interest, as a limited partner, in the Fund under the applicable U.S. Treasury regulations, although there can be no assurance that the allocations made by the Fund will be respected by the Internal Revenue Service and that additional income or gains will not be reallocated to any particular Shareholder. The Fund's method of allocation may result in allocation of gains and losses to shareholders for tax purposes which do not necessarily reflect actual gains or losses realized by the Fund during such Shareholders' period of investment in the Fund. For example, discrepancies may be caused by the fact that gains or losses allocable to particular Shareholders may reflect appreciation or depreciation in the assets of the Fund which occurred prior to such Shareholders' purchase of their Shares of the Fund.

TAXES
    The Fund has received an opinion of counsel and rulings from the Internal Revenue Service to the effect, among other things, that the Fund will be classified as a partnership for federal income tax purposes and that interest income exempt from federal income tax when received by the Fund will retain such tax exempt status when allocated to Shareholders of the Fund. Such rulings are conditioned on maintenance by the General Partners in the aggregate of a 1% interest in the Fund at all times. As a partnership, the Fund is not an entity subject to federal income tax. This federal income tax treatment will continue to apply through December 31, 1997 at which time, in accordance with 1987 federal tax legislation, the Fund will be taxed as a corporation. At that time, the Director General Partners will take appropriate steps to avoid such tax, by, for example, electing to have the Fund taxed under Subchapter M of the Code which, upon satisfaction of certain conditions, eliminates tax at the corporate level and permits qualifying corporations to pay dividends from the tax-exempt interest they earn that are exempt from federal income taxation.

Interest earned by the Fund on Municipal Bonds is not taxable to Shareholders for regular federal income tax purposes. Interest income received by the Fund from certain temporary investments (such as certificates of deposit, commercial paper and obligations of the United States Government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to Shareholders as ordinary income and short-term capital gains, respectively, and will not qualify for the 70% deduction for dividends received by corporate Shareholders. Net long-term capital gains realized by the Fund, if any, will be taxable to Shareholders as long-term capital gains regardless of the length of time an investor has held such Shares and will also not qualify for the dividends received deduction for corporate Shareholders. An allocable portion of net capital losses realized by the Fund may be deducted by a Shareholder to the extent that such losses do not exceed the Shareholder's adjusted basis for his Shares. The Fund's activities involving options and futures contracts will generate taxable gains or losses, and the Fund's acquisition of obligations at a market discount or its investment in stripped Municipal Bonds or coupons may cause it to realize taxable ordinary income. The Fund will report annually to Shareholders their proportion of the Fund's gains, if any, interest income (including interest, taxable or exempt from regular federal income tax and the interest, if any, treated as a tax preference item for purposes of the AMT), losses, deductions and credits.

A Shareholder's adjusted basis for all Fund Shares in his account (his partnership interest in the Fund) will be the aggregate prices paid therefor, increased by the amounts of such holder's distributive share of items of income (including interest income exempt from federal income tax) and realized net gain of the Fund, and reduced, but not below zero, by (i) the amounts of such Shareholder's distributive share of items of Fund loss, and (ii) the amount of any cash distributions (including distributions of interest income exempt from federal income tax and cash distributions on redemption of Shares) received by such holder. Cash distributions in excess of a Shareholder's adjusted basis in his Shares immediately prior thereto generally will result in the recognition of gain to such Shareholder in the amount of such excess. The value of Shares redeemed or repurchased may be more or less than their cost depending on the market value of the Fund's portfolio securities at the time of redemption. To the extent the cash proceeds of any redemption exceed the investor's adjusted basis of his partnership interest in the Fund, he will generally realize a gain for federal income tax purposes. If, upon redemption of all Shares (liquidation of the entire partnership interest) in the account, the investor's adjusted basis of his partnership interest exceeds the proceeds of such redemption, he will generally realize a loss for federal income tax purposes. A Shareholder's distributive share of tax-exempt interest realized by the Fund is includable in the tax base for determining the taxability of social security and railroad retirement benefits.

Interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares of the Fund is not deductible. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing Shares of the Fund. "Substantial User" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.

Each Shareholder who is an individual (or a trust or estate) is required to take into account separately on his federal income tax return his pro rata share of any items of deduction of the Fund that are defined as miscellaneous itemized deductions. Such amount will be deductible by such Shareholder only to the extent his total miscellaneous itemized deductions exceed 2% of adjusted gross income.

Partnerships are not treated as separate taxable entities under most state and local tax laws, and the income of a partnership is considered to be income of the partners both in timing and in character. The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the various states and local taxing authorities vary with respect to the taxation of such interest income, as well as to the status of a partnership interest under state and local tax laws, and each Shareholder is advised to consult his own tax adviser. The Fund will report annually to Shareholders the percentage of interest income received by the Fund during the preceding year on Municipal Bonds, indicating on a state-by-state basis the source of such income.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. The Partnership Agreement provides that the General Partners shall not be liable to any holders of Shares or to any Limited Partner by reason of any change in the federal income tax laws as they apply to the Fund and the Limited Partners, whether such change occurs through legislative, judicial or administrative action, so long as the General Partners have acted in good faith and in a manner reasonably believed to be in the best interests of the Limited Partners.

This Fund is not a suitable investment for non-U.S. persons (including nonresident aliens) because investment in the Fund may cause such investors to be deemed to be engaged in a U.S. trade or business and to become fully subject to U.S. tax on distributions and proceeds from the redemption of Shares.


Shareholders should consult with their tax advisers concerning the applicability of state, local and other taxes to an investment in the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. The Fund's current yield is calculated by dividing the net investment income per Share during a recent 30-day period by the maximum offering price per Share of the Fund on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate. The Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (which includes the maximum sales charge) for specified periods, assuming reinvestment of all distributions. The Fund may also publish annual and cumulative total return figures from time to time.

The Fund may also furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on the Fund's net asset value per Share would be lower if a sales charge were taken into account. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.


Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's yield or total return for any prior period should not be considered as a representation of what an investment may earn or what the Fund's yield or total return may be in any future period.


The following chart reflects the annual investment returns of the Fund for one-year periods ending December 31 and does not take into account any sales charge which investors may bear.


                  5 YEAR AVERAGE ANNUAL TOTAL RETURN -- 7.89%
                  10 YEAR AVERAGE ANNUAL TOTAL RETURN -- 7.12%

                          1987                    (0.03%)
                          1988                    12.83%
                          1989                    10.65%
                          1990                     6.97%
                          1991                    13.49%
                          1992                     8.91%
                          1993                    13.52%
                          1994                    (7.27%)
                          1995                    17.40%
                          1996                     4.78%

POWER OF ATTORNEY
--------------------------------------------------------------------------------

The following provisions are adopted by each purchaser of Shares of the Fund, irrespective of whether or not such purchaser has executed an account application or any other document.


    -- Each purchaser of Shares of the Fund specifically accepts and agrees to be bound by all of the terms and provisions of the Amended and Restated Agreement of Limited Partnership of Eaton Vance Municipal Bond Fund L.P. as from time to time amended or restated (the "Partnership Agreement"), including without limitation the Power of Attorney set forth in Section X thereof and printed below, and agrees to become a Limited Partner and to be subject to all of the rights and obligations of a Limited Partner under the Partnership Agreement.

    -- Each purchaser of Shares ("Limited Partner") hereby makes, constitutes and appoints (i) each person who is or shall hereafter become a General Partner of the Fund from time to time and (ii) any substitute which any such General Partner may hereafter appoint to act in his place (who need not be a Partner of the Fund), the true and lawful attorney of, and in the name, place and stead of, said Limited Partner, with the power from time to time to sign, execute, acknowledge, make, swear to, verify, deliver, file, record, and/or publish:

    (1) the Partnership Agreement and any Certificate of Limited Partnership filed or recorded under the laws of the State of California or any other jurisdiction;

    (2) any amendment to the Partnership Agreement or any amendment to any such Certificate of Limited Partnership or any other document required to reflect any action of the Partners provided for in the Partnership Agreement, whether or not such Limited Partner voted in favor of or otherwise consented to such action; and

    (3) any other instrument, certificate or document as may be required by any regulatory agency, the laws of the United States, any state or any other jurisdiction in which the Fund is doing or intends to do business or which the Director General Partners deem advisable to file or record, provided such instrument, certificate or document is consistent with the terms of the Partnership Agreement as then in effect.

Each Limited Partner acknowledges and agrees that the terms of the Partnership Agreement permit certain amendments of the Partnership Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund, in each case either (a) with the approval of less than all the Limited Partners, provided that the Partners holding a specified percentage of Shares shall have voted in favor of or otherwise consented to such action, or (b) without the approval of the Limited Partners. Such actions include, without limitation, admission of new General Partners duly elected at meetings of the Partners. If, as and when (i) an amendement of the Partnership Agreement is proposed or an action is proposed to be taken or omitted by or with respect to the Fund which requires, under the terms of the Partnership Agreement, the approval of the Partners holding a specified percentage (but less than all) of the Shares, (ii) the Partners holding the percentage of Shares specified in the Partnership Agreement as being required for such amendment or action have approved such amendment or action in the manner contemplated by the Partnership Agreement, and
(iii) a Limited Partner has failed or refused to approve such amendment or action (hereinafter referred to as a non-consenting Limited Partner), each non-consenting Limited Partner hereby consents to such amendment or action and agrees that each special attorney specified above, with full power of substitution, is hereby authorized and empowered to execute, acknowledge, make, swear to, verify, deliver, record, file and/or publish, for and on behalf of such non-consenting Limited Partner, and in his name, place and stead, any and all instruments and documents which may be necessary or appropriate to permit such amendment to be lawfully made or action lawfully taken or omitted. Each Limited Partner is fully aware that he and each other Limited Partner have granted this special power of attorney, and that all Partners will rely on the effectiveness of such powers with a view to the orderly administration of the Fund's affairs.

The foregoing grant of authority (i) is a Special Power-of-Attorney coupled with an interest in favor of the General Partners, or substitute appointed to act in place thereof, and as such shall be irrevocable and shall survive the death or insanity (or, in the case of a Limited Partner that is a corporation, association, partnership, joint venture, trust or other entity, shall survive the merger, dissolution or other termination of the existence) of the Limited Partner, (ii) may be exercised for the Limited Partner by a facsimile signature of any General Partner of the Fund or substitute therefor or by listing all of the Limited Partners, including such Limit Partner, or stating that all Limited Partners, while not specifically named, are executing any instrument with a single signature of any General Partner or substitute therefor acting as attorney-in-fact for all of them, and (iii) shall survive the assignment or redemption by the Limited Partner of the whole or any portion of his interest.

                                                                      APPENDIX

                     EATON VANCE MUNICIPAL BOND FUND L.P.


                        ASSET COMPOSITION INFORMATION
                 FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

                            MOODY'S/S&P                  PERCENT OF NET ASSETS

                             Aaa or AAA  ..............          38.7%
                               Aa or AA  ..............           5.7%
                                      A  ..............          20.3%
                             Baa or BBB  ..............          10.8%
                               Ba or BB  ..............
                                                                 -----
                                Unrated  ..............          24.5%
          Short-Term Obligations, Cash,
                    Interest Receivable  ..............
                                                                 -----
                                  Total  ..............         100.0%

The chart above indicates the weighted average composition of the Fund's portfolio for the fiscal year ended December 31, 1996, with the debt securities rated by Moody's or S&P separated into the indicated categories. The weighted average indicated above was calculated on a dollar weighted basis and was computed as at the end of each month during the fiscal year. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in the current and subsequent fiscal years.


For a detailed description of Moody's and S&P's ratings of municipal bonds, see the Appendix to the Statement of Additional Information.

[logo]

EATON VANCE
MUNCIPAL BOND
FUND L.P.

PROSPECTUS
MAY 1, 1997

EATON VANCE
MUNCIPAL BOND FUND L.P.
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------

INVESTMENT ADVISER
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                                                                             MBP

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          May 1, 1997


                     EATON VANCE MUNICIPAL BOND FUND L.P.

                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

TABLE OF CONTENTS                                                      Page


Additional Information about Investment Policies ............             2
Investment Restrictions .....................................             7
Management ..................................................             9
Control Persons and Principal Holders of Securities .........            11
Investment Adviser ..........................................            11
Custodian ...................................................            13
Services for Accumulation ...................................            13
Service for Withdrawal ......................................            14
Determination of Net Asset Value ............................            14
Investment Performance ......................................            14
Taxes .......................................................            16
Principal Underwriter .......................................            19
Portfolio Security Transactions .............................            20
Summary of Partnership Agreement ............................            21
Independent Certified Public Accountants ....................            24
Financial Statements ........................................            24
Tax Equivalent Yield Table ..................................            25
Appendix ....................................................            26
Amended and Restated Agreement of Limited Partnership .......     Exhibit A
--------------------------------------------------------------------------------

    THIS STATEMENT OF ADDITIONAL INFORMATION (SOMETIMES REFERRED TO AS THE "SAI") IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS OF EATON VANCE MUNICIPAL BOND FUND L.P. (THE "FUND") DATED MAY 1, 1997, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
     Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus.

MUNICIPAL BONDS
    Municipal Bonds are issued to obtain funds for various public and private purposes. Such obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of municipal obligations, the interest of which is exempt from all types of federal income taxes applicable to individuals: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified
Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any Municipal Bond, the Fund will generally rely on an opinion of counsel (when available) obtained by the issuer and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.


    Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).


    Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased in the secondary market after April 30, 1993 other than, in general, at their original issue is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased at its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.


    Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.


    The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities; colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue obligations issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

    Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments by the industrial user or users.

    The Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.


    While most Municipal Bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those prevailing, with price adjustments reflecting such deviation.


    The obligations of any person or entity to pay the principal of and interest on a municipal obligation, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their Municipal Bonds may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Fund will also take whatever action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the Investment Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event and the Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Fund anticipates that real estate consulting and management services may be required with respect to properties securing various Municipal Bonds in its portfolio or subsequently acquired by the Fund. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

    The yields on Municipal Bonds are dependent on a variety of factors, including purpose of issue and source of funds for repayment, general money market conditions, general conditions of the Municipal Bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields while Bonds of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of Municipal Bonds will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund's shares will be affected by such changes.

RISKS OF CONCENTRATION
    The Fund may invest 25% or more of its total assets in municipal obligations whose issuers are located in the same state or in municipal obligations of the same type. There could be economic, business or political developments which might affect all municipal obligations of a similar type. In particular, investments in the industrial revenue bonds might involve (without limitation) the following risks.


    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increse of hospital charges.

    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices and in achieving timely and adequate rate relief from regulatory commissions, effect of energy conservation and limitations on the capacity of the capital market to absorb utility debt.


    Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state and local authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

MUNICIPAL LEASES
    The Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.


    Certain municipal lease obligations owned by the Fund may be deemed illiquid for the purpose of the Fund's 15% limitation on investments in illiquid securities, unless determined by the Investment Adviser, pursuant to guidelines adopted by the Director General Partners of the Fund, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund. In the event the Fund acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligation on an on-going basis, including an assessment of the likelihood that the lease may or may not be cancelled.

ZERO COUPON BONDS
    Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

INSURANCE
    Insured municipal obligations held by the Fund (if any) will be insured as to their scheduled payment of principal and interest under either (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Fund or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value. In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).


CREDIT QUALITY
    The Fund is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of Municipal Bonds. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

SHORT-TERM TRADING
    The Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Fund anticipates that its annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund. The Fund engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective.

WHEN-ISSUED SECURITIES
    New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally taking place within a specified number of days after the date of the Fund's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Fund may also purchase securities on a when- issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Fund to buy such securities on a settlement date that could be several months or several years in the future.

    The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Fund enters into the purchase commitment. When the Fund commits to purchase a security on a when- issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in value, based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund's net asset value than if it solely set aside cash to pay for when-issued securities.

VARIABLE RATE OBLIGATIONS
    The Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, the banks may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the Investment Company Act of 1940, as amended, (the "1940 Act") and Rule 5b-2 thereunder. The Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

REDEMPTION, DEMAND AND PUT FEATURES
    Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since the Fund may retain the bond if interest rates decline. By acquiring these kinds of obligations the Fund obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Since this right is assignable with the security, which is readily marketable and valued in the customary manner, the Fund will not assign any separate value to such right.

LIQUIDITY AND PROTECTIVE PUT OPTIONS
    The Fund may also enter into a separate agreement with the seller of the security or some other person granting the Fund the right to put the security to the seller thereof or some other person at an agreed upon price. The Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimum credit risks, and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Fund or that selling institutions will be willing to permit the Fund to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by or under the direction of the Director General Partners after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the price action of comparable put options. Interest income generated by certain bonds having put features may not qualify as tax-exempt interest.

SECURITIES LENDING
    The Fund may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Commission, such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Fund's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include short-term municipal obligations as well as taxable certificates of deposit, commercial paper and other short-term money market instruments. The Fund would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Fund may pay lending fees to such borrowers. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Fund's management to be of good standing and when, in the judgment of the Fund's management, the consideration which can be earned from securities loans of this type justifies the attendant risk. Securities lending involves administration expenses, including finders' fees. Distributions by the Fund of any income realized from securities loans will be taxable. If the management of the Fund decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Fund's total assets. The Fund has no present intention of engaging in securities lending.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
    A change in the level of interest rates may affect the value of the securities held by the Fund (or of securities that the Fund expects to purchase). To hedge against changes in rates, the Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Fund are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may purchase and write call and put options on futures contracts which are traded on a United States board of trade. The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and options transactions.


    Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

    The Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined in or permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. The Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes (see "Taxes").


ASSET COVERAGE REQUIREMENTS
    Transactions involving when-issued securities or futures contracts and options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

    Assets used as cover or held in a segregated account with the Fund's custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                           INVESTMENT RESTRICTIONS


    The following investment limitations (1) through (15) are designated as fundamental policies and as such may not be changed unless authorized by the vote of a "majority of the outstanding voting securities" of the Fund, which term means the vote of the lesser of (i) 67% or more of the units of partnership interest ("Shares") of the Fund present at a meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Fund. The Fund may not:

(1) Purchase the securities (except securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities) of any issuer if as a result of such purchase more than 5% of its total assets would be invested in the securities of such issuer having the same security provisions (without regard to priority of lien). For the purpose of this limitation, (i) project notes of local housing authorities or other obligations secured or backed by agreements between the local issuing authorities and the United States Government or any of its agencies or instrumentalities shall be considered securities guaranteed by the United States Government or its agency or instrumentality, (ii) each government entity, i.e., state, county, municipality, each subdivision, agency or instrumentality thereof and each multi-state agency of which each state is a member, is considered a separate issuer, (iii) the Fund shall be entitled to purchase Municipal Bonds of an issuer without considering as being subject to this limitation the securities of the same issuer held in its portfolio which are to be refunded by such Municipal Bonds so purchased, and
(iv) the determination of the "issuer" of a Municipal Bond which is not a general obligation bond will be made by the Fund's investment adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such Bond.

(2) Borrow money, except (a) from a bank as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly disposition of portfolio investments to accommodate redemption requests or (b) by entering into reverse repurchase agreements, provided that the Fund's combined borrowings under (a) and (b) do not exceed an amount equal to one-third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(3) Pledge its assets, except that the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with investment limitation (2) above. For the purpose of this limitation the deposit of cash, cash equivalents, portfolio securities or other assets in a segregated account with the Fund's custodian, subcustodian or transfer agent in connection with any of the Fund's investment transactions is not considered to be a pledge of assets.

(4) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

(5) Make short sales of securities, unless at all times when a short sale position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(6) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio security.

(7) Purchase or sell real estate in the ordinary course of its business, although the Fund may purchase and sell securities which are secured by real estate or interests therein, securities for which real estate or interests therein provide a source for payment of principal and interest and securities of companies which invest or deal in real estate or interests therein; the Fund reserves the freedom of action to hold, manage (or engage other persons to manage), deal with in any manner, and sell or otherwise dispose of any real estate or interests therein directly or indirectly acquired by the Fund as a result of the ownership of securities.

(8) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities.

(9) Make loans to other persons, except by (a) the acquisition of Municipal Bonds, money market instruments, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities.

(10) Participate on a joint or a joint and several basis in any trading account in securities.

(11) Purchase or retain the securities of any issuer other than the securities of the Fund, if those Director General Partners of the Fund, or those officers and directors of the Fund's investment adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

(12) Purchase securities issued by any other open-end investment company or trust, except as they may be acquired as a part of a merger, consolidation or requisition of assets.

(13) Invest more than 5% of its total assets (taken at current value) in industrial revenue bonds where the payment of principal and interest thereon is the responsibility of a company (including predecessors) with less than three years operating history unless such bonds are rated at the time of purchase within the three highest grades assigned by a nationally recognized rating service.

(14) Invest more than 5% of its total assets (taken at market value) in securities with legal or contractual restrictions on resale (except for repurchase agreements).

(15) With respect to portfolio investments other than Municipal Bonds, the Fund will not purchase securities (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the Fund's total assets would be invested in any one industry, nor enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days.

    For the purpose of investment limitations (2), (3) and (4), the arrangements (including escrow, margin and collateral arrangements) made by the Fund with respect to its transactions in all types of options, futures contracts, options on futures contracts and forward contracts shall not be considered to be (i) a borrowing of money or the issuance of securities (including senior securities) by the Fund, (ii) a pledge of its assets, or (iii) the purchase of a security on margin.


    The purchase of Municipal Bonds and temporary investments by the Fund in accordance with its investment objective, policies and limitations, which may include the purchase of non-publicly issued debt securities, shall be deemed to be permissible loan transactions.

    For the purpose of the Fund's investment restrictions, the identification of the "issuer" of a Municipal Bond which is not a general obligation bond is made by the Fund's investment adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such Bond.

    Subsequent to its purchase by the Fund, an issue of an industrial revenue bond referred to in limitation (13) above may cease to be rated or its rating may be reduced below the minimum grade referred to in limitation (13). Neither event requires the elimination of such obligation from the Fund's portfolio, but the Investment Adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by S&P, Moody's or Fitch for Municipal Bonds or temporary investments may change as a result of changes in such organizations, or changes in their rating systems, the Investment Adviser will attempt to use comparable ratings as standards in making portfolio investments for the Fund.

    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, other than a subsequent rating change below investment grade made by a rating service, will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund and Portfolio must always be in compliance with the borrowing policies set forth above.


                                  MANAGEMENT



DIRECTOR GENERAL PARTNERS AND OFFICERS
    The Director General Partners and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Director General Partner and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Investment Adviser, Eaton Vance; Eaton Vance's wholly-owned subsidiary, Boston Management and Research ("BMR"); Eaton Vance's parent, Eaton Vance Corp. ("EVC") and of Eaton Vance's and BMR's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Director General Partners who are "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their affiliation with any one or more of Eaton Vance, BMR, EVC or EV are indicated by an asterisk (*).


LANDON T. CLAY (70), Chairman and Director General Partner*
Chairman of Eaton Vance, BMR, EVC and EV and a Director of EVC and EV.
  Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.


DONALD R. DWIGHT (66), Director General Partner
President of Dwight Partners, Inc. (a corporate relations and communications company); Chairman of the Board of Newspapers of New England, Inc. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (62), Director General Partner
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02163

NORTON H. REAMER (61), Director General Partner
President and Director -- United Asset Management Corporation (a holding company owning institutional investment management firms). Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (70), Alternative Chairman and Director General Partner Formerly Director, Fiduciary Company Incorporated. Director or Trustee of
  various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (67), Director General Partner
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

THOMAS J. FETTER (53), President
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Fetter was elected President of the Fund on December 13, 1993.


JAMES L. O'CONNOR (51), Treasurer
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies in the Eaton Vance group of funds.


THOMAS OTIS (65), Secretary
Vice President and Secretary of Eaton Vance, BMR, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (61), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (34), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Fund on March 27, 1995.

ERIC G. WOODBURY (39), Assistant Secretary
Vice President of Eaton Vance since February 1993; formerly associate attorney at Dechert, Price & Rhoads. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary on June 19, 1995.

    Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Director General Partners of the Fund. The purpose of the Special Committee is to consider, evaluate and make recommendations to the Director General Partners concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and
(ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or investors therein.

    The Nominating Committee is comprised of four Director General Partners who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Director General Partners"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Director General Partner. The purpose of the Committee is to recommend to the Director General Partners nominees for the position of noninterested Director General Partners and to assure that at least a majority of the Director General Partners are independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Director General Partners. The Audit Committee's functions include making recommendations to the Director General Partners regarding the selection of the independent public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Fund.

    The fees and expenses of the noninterested Director General Partners are paid by the Fund. (The Director General Partners of the Fund who are members of the Eaton Vance organization receive no compensation from the Fund.) During the fiscal year ended December 31, 1996, the noninterested Director General Partners of the Fund earned the following compensation in their capacities as Director General Partners from the Fund and funds in the Eaton Vance fund complex:(1)

                          AGGREGATE             TOTAL COMPENSATION
                         COMPENSATION             FROM FUND AND
NAME                      FROM FUND              AND FUND COMPLEX
----                     ------------           -------------------
Donald R. Dwight .....    $1,146(2)                $145,000(5)
Samuel L. Hayes, III .     1,411(3)                 157,500(6)
Norton H. Reamer .....     1,332                    145,000
John L. Thorndike ....     1,440(4)                 150,000(7)
Jack L. Treynor ......     1,369                    150,000
----------
(1) The Eaton Vance fund complex consists of 212 registered investment companies or series thereof.
(2) Includes $471 of deferred compensation.
(3) Includes $253 of deferred compensation.
(4) Includes $375 of deferred compensation.
(5) Includes $45,000 of deferred compensation.
(6) Includes $20,429 of deferred compensation.
(7) Includes $28,125 of deferred compensation.


    Director General Partners of the Fund who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Director General Partner Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Director General Partner may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Director General Partner under the Plan will be determined based upon the performance of such investments. Deferral of Director General Partner fees in accordance with the Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Director General Partner or obligate the Fund to pay any particular level of compensation to the Director General Partner. The Fund does not have a retirement plan for its Director General Partners.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As at March 31, 1997, to the knowledge of the Fund no person owned of record or beneficially 5% or more of the Fund's outstanding shares.


                              INVESTMENT ADVISER


    The Fund engages Eaton Vance as its investment adviser pursuant to an investment advisory contract originally made on December 22, 1988 and re-executed on November 1, 1990. Eaton Vance or its affiliates act as investment adviser to investment companies and various individual and institutional clients with combined assets under management of over $17 billion.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment- grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

    Eaton Vance and its affiliates act as adviser to over 150 mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts. Eaton Vance mutual funds feature international equities, domestic equities, tax-free municipal bonds, and U.S. government and corporate bonds. Lloyd George Management has advised Eaton Vance's international equity funds since 1992. Founded in 1991, Lloyd George is headquartered in Hong Kong with offices in London and Mumbai, India. It has established itself as a leader in investment management in Asian equities and other global markets. Lloyd George features an experienced team of investment professionals that began working together in the mid-1980s. Lloyd George analysts cover East Asia, the India subcontinent, Russia and Eastern Europe, Latin America, Australia and New Zealand from offices in Hong Kong, London and Mumbai. Together Eaton Vance and Lloyd George manage over $18 billion in assets. Eaton Vance mutual funds are distributed by the Principal Underwriter both within the United States and offshore.

    Eaton Vance Distributors believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can help you decide when to buy, sell or persevere with your investments.

    Eaton Vance offers single-state tax-free portfolios in more states than any other sponsor of mutual funds. There are 32 long-term state portfolios, 5 national portfolios and 10 limited maturity portfolios, which serve as investment vehicles for over 100 mutual funds with varying pricing options. A staff of 32 (including 9 portfolio managers and 9 credit specialists) is responsible for the day-to-day management of over 3,500 issues in 47 mutual fund portfolios. Assets managed by the municipal investment group are currently over $9.1 billion. The investment philosophy of the municipal investment group is to: seek value by avoiding unnecessary credit risk; build portfolios one security at a time; and take a long-term approach to managing market risk. Over the long-term, the group seeks to maximize tax-free income by keeping portfolios fully invested (rather than trying to "time the market" for short-term results) and reduce potential capital losses due to poor credit quality. Diligent and continuing research and analysis are a critical component of the municipal investment group's investment philosophy and long-term strategy.

    Eaton Vance manages the investments and affairs of the Fund, subject to the supervision of the Director General Partners of the Fund. Eaton Vance furnishes to the Fund, investment advice and assistance, administrative services, office space and equipment and clerical personnel for servicing the investments of the Fund and compensates all officers and Director General Partners of the Fund who are members of the Eaton Vance organization and all personnel of Eaton Vance performing services relating to research and investment activities. The Fund is responsible for all expenses not expressly stated to be payable by Eaton Vance under the investment advisory contract, including without limitation, the fees and expenses of its custodian and transfer agent, including those incurred for determining the Fund's net asset value and keeping its books; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering shares; expenses of reports to shareholders, proxy statements, and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest; taxes and corporate fees; legal and accounting expenses; and compensation and expenses of Trustees not affiliated with Eaton Vance. The Fund will also bear expenses incurred in connection with litigation which the Fund is a party and any legal obligation the Fund may have to indemnify its Director General Partners with respect thereto, to the extent not covered by insurance.

    For a description of the compensation Eaton Vance receives under the investment advisory agreement, see the Fund's current Prospectus. As at December 31, 1996, the Fund had net assets of $88,183,659. During the fiscal year ended December 31, 1996, the Fund paid Eaton Vance an advisory fee of $460,753, equivalent to 0.51% of the Fund's average daily net assets for such fiscal year. For the fiscal years ended December 31, 1995 and 1994, the Fund paid Eaton Vance advisory fees of $480,694 and $523,944, respectively.

    The investment advisory contract (the "Contract") may be continued from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Director General Partners cast in person at a meeting specifically called for the purpose of voting on such approval and
(ii) by the Director General Partners of the Fund or by vote of a majority of the outstanding voting securities of the Fund. The Contract may be terminated at any time without penalty on sixty days' written notice by the Director General Partners of the Fund, by Eaton Vance or by vote of a majority of the outstanding voting securities of the Fund, and the contract will terminate automatically in the event of its assignment. The contract provides that Eaton Vance may render services to others. The contract also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the contract on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund or to any partner of the Fund for any act or omission in the course of or connected with rendering services or for any losses sustained in the purchase, holding or sale of any investment, provided that Eaton Vance acted in good faith and in a manner that it reasonably believed to be in the best interest of the Fund.

    Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes and Rowland and Thomas E. Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers or officers and Directors of EVC and EV. As of April 30, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Faust owned 15% and 13%, respectively, of such voting trust receipts. Mr. Clay, a Director General Partner of the Fund and Mr. Otis, an officer of the Fund are members of the EVC, Eaton Vance, BMR and EV organizations.

    EVC owns all of the stock of Energex Energy Corporation which is engaged in oil and gas exploration and development. Eaton Vance owns all the stock of Northeast Properties, Inc. which is engaged in real estate investment. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining venture investment and management. EVC also owns 22% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC, Eaton Vance, BMR and EV may also enter into other businesses.


    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the Fund's custodian, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such bank.

                                  CUSTODIAN


    IBT acts as custodian for the Fund. IBT has the custody of all cash and securities of the Fund, maintains the Fund's general ledger and computes the daily per share net asset value. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. Landon T. Clay, a director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. In view of Mr. Clay's interest in IBT, the Fund is treated as a self-custodian pursuant to Rule 17f-2 under the Investment Company Act of 1940, and the Fund's investments held by IBT as custodian are thus subject to the additional examinations by the Fund's independent certified public accountants as called for by such Rule. For the fiscal year ended December 31, 1996, the Fund paid IBT $19,856 under these arrangements.

    IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the Commission, for which it receives a separate fee.

                          SERVICES FOR ACCUMULATION

    The following services are voluntary, involve no extra charge, other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.


INTENDED QUANTITY INVESTMENT --STATEMENT OF INTENTION. If it is anticipated that $50,000 or more of Fund shares and shares of the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the Partner to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. For sales charges and other information on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Any investor considering signing a Statement of Intention should read it carefully.


RIGHT OF ACCUMULATION -- CUMULATIVE QUANTITY DISCOUNT. The applicable sales charge level for the purchase of Fund shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the Partner owns in his account(s) in the Fund and in the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. For sales charges on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Shares purchased (i) by an individual, his spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge levels.


    For any such discount to be made available, at the time of purchase a purchaser or an Authorized Firm must provide the Principal Underwriter (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

                            SERVICE FOR WITHDRAWAL


    The Transfer Agent will send to the Partner regular monthly or quarterly payments of any permitted amount designated by the Partner (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A Partner may not have a withdrawal plan in effect at the same time he has authorized Bank Automated Investing or is otherwise making regular purchases of Fund Shares. The Partner, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.


                       DETERMINATION OF NET ASSET VALUE


    Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations in the Fund's portfolio and such obligations, including those issued on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Director General Partners. Other assets are valued at fair market value using methods determined in good faith by the Director General Partners. The Fund will be closed for business and will not price its shares on the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                            INVESTMENT PERFORMANCE


    The average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The Fund's average annual total returns for the one-, five- and ten-year periods ended December 31, 1996 appear below.

    Yield is computed pursuant to a standardized formula by dividing its net investment income per share earned during a recent thirty-day period by the maximum offering price (which includes the maximum sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations in the Fund's portfolio based on the prescribed methods, reduced by accrued expenses for the period, with the resulting number being divided by the average daily number of shares outstanding and entitled to receive dividends during the period. Yield calculations assume a maximum sales charge equal to 3.75% of the public offering price. Actual yield may be affected by variations in sales charges on investments. For the thirty-day period ended December 31, 1996 the yield was 5.26%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 5.26% would be 7.62%, assuming a tax rate of 31%.

    The Principal Underwriter may publish to Authorized Firms the Fund's distribution rate and/or its effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current maximum offering price per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio (the days in the year divided by the accrual days of the monthly period) used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that the Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations in the Fund's portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the one-, five- and ten-year periods ended December 31, 1996.

                         VALUE OF A $1,000 INVESTMENT

                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                              VALUE OF       EXCLUDING SALES CHARGE       INCLUDING SALES CHARGE
         INVESTMENT            INVESTMENT      AMOUNT OF     INVESTMENT    --------------------------  ----------------------------
           PERIOD                 DATE        INVESTMENT*    ON 12/31/96    CUMULATIVE    ANNUALIZED    CUMULATIVE     ANNUALIZED
         ----------            ----------     ----------     -----------    ----------    ----------    ----------     ----------
10 Years ended 12/31/96         12/31/86        $962.58       $2,057.46      113.75%         7.89%       105.75%          7.48%
 5 Years ended 12/31/96         12/31/91        $962.49       $1,357.70       41.06%         7.12%        35.77%          6.31%
 1 Year ended 12/31/96          12/31/95        $962.50       $1,008.29        4.78%         4.78%         0.83%          0.83%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their orginal cost.
----------
*Initial investment less the current maximum sales charge of 3.75%.


    The Fund's total return may be compared to relevant indices, including but not limited to the Consumer Price Index, the domestic securities indices of the Bond Buyer 25 Revenue Bond Index and the Lehman Brothers Municipal Bond Index, which may be used in advertisements and in information furnished to present or prospective shareholders.


    Information about the Fund's portfolio allocation and holdings at a particular date (including ratings assigned by independent ratings services such as Moody's, S&P and Fitch) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Fund's bond holdings on such date. Information, charts and illustrations relating to inflation and the effects of inflation on the dollar may also be included in advertisements and other material furnished to present or prospective shareholders.

    Comparative information about the yield or distribution rate of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. Such information may also compare the taxable equivalent yield (or value) of the Fund to the after-tax yield (or value) of such other investment vehicles. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.

    The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghue's Money Fund Averages, RateGram or The Wall Street Journal.

    See the Tax Equivalent Yield Table for information concerning applicable tax rates and income brackets.


    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:
        -- cost associated with aging parents;
        -- funding a college education (including its actual and estimated cost);
        -- health care expenses (including actual and projected expenses);
        -- long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
        -- retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in municipal bond funds. Such information may describe the following advantages of investing in a municipal bond mutual fund versus individual municipal bonds: regular monthly income; free reinvestment of distributions; potential for increased income; bond diversification; liquidity; low-cost easy access; and active management and in depth credit analysis by investment professionals. In addition, by investing in a municipal bond fund instead of individual bonds, and investor can avoid dealing with the complexities of the municipal bond market, while benefitting from the market access and lower transactions costs enjoyed by municipal bond funds.


    The Fund may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES

Federal Income Tax Aspects. The Fund received rulings in 1976 and 1977 from the Internal Revenue Service (the "IRS") and a supplementary opinion of counsel in 1988 to the effect that:

(1) For federal income tax purposes, the Fund will be classified as a partnership, and not an association taxable as a corporation;

(2) General Partners, Limited Partners and assignees of Limited Partners who duly become substituted Limited Partners, as defined in the Partnership Agreement, will be treated as partners of the Fund for federal income tax purposes;

(3) Income received by the Fund which is excludable from gross income under the Code will retain its status as income exempt from federal income tax when allocated to the Fund's partners;

(4) The adjusted basis of a partner's interest in the Fund will be determined pursuant to Section 705(a) of the Code and will be equal to the aggregate adjusted basis of all Shares of the Fund held by a partner.

    These rulings, as well as the statements which follow, are based upon the existing provisions of the Code, the existing regulations thereunder and current administrative rulings and practice in existence at the time the rulings were issued. No assurance can be given that legislative or administrative changes may not be forthcoming which would modify such statements. Any such changes may be retroactive. Recent changes in federal tax law, effective January 1, 1998, will eventually cause the Fund to be taxed as a corporation for federal tax purposes. Prior to the time this legislation would apply to cause the Fund to be taxed as a corporation, the Director General Partners will take appropriate steps to avoid such tax, for example by electing to have the Fund taxed under Subchapter M of the Code which, upon satisfaction of certain conditions, eliminates federal income taxation at the corporate level and permits qualifying corporations to distribute the tax-exempt interest they receive as "exempt-interest dividends" treated by shareholders as exempt from federal income taxation.

    As a partnership, the Fund is not an entity subject to federal income tax. Its status as a partnership, rather than a corporate entity subject to federal income tax, under the IRS rulings and opinion of counsel is subject to the condition that the General Partners have and maintain substantial assets (other than their partnership interest in the Fund) which can be reached by creditors of the Fund and that General Partners at all times have and maintain, in the aggregate, an interest in each material item of Fund income, gain, loss, deduction and credit equal to at least 1% of each such item. The initial General Partners in effect have met this requirement by purchasing in the aggregate as General Partners more than 1% of the total Shares outstanding, and to insure continued satisfaction of this requirement the initial General Partners will not redeem or assign their Shares and/or elect to receive in cash any distributions of income on their Shares so long as they continue as General Partners if such transaction and/or election would result in a violation of this requirement. In addition to the Shares owned by the Director General Partners, Eaton Vance has undertaken that at all times while serving as Advisor General Partner to the Fund it will own 1% of the Fund's outstanding Shares, that it will not withdraw as Advisor General Partner except on two years' notice, and that it will stand for election as Advisor General Partner at each election so long as its duties and obligations as investment adviser to the Fund have not been terminated. The Fund's investment advisory contract with Eaton Vance reflects this undertaking, and provides that in the event the Fund terminates the obligations and duties of Eaton Vance as investment adviser to the Fund, Eaton Vance will remain as a General Partner and continue to own 1% of the outstanding Shares for one year or until a successor General Partner is appointed, whichever is earlier.

    The Director General Partners will supervise compliance with the foregoing conditions. However, in the event of failure to meet the requirements referred to in the two preceding paragraphs, the IRS may take the position the Fund is to be classified as a corporation rather than a partnership and that tax-exempt interest received by the Fund will be taxable as a dividend when distributed to holders of Fund Shares. It is impossible to predict the ultimate disposition of any controversy in this respect. If such an IRS position were maintained and ultimately sustained, or should the Fund become taxable as a corporation for any other reason, with the result that tax-exempt interest received by the Fund would be taxable as a dividend when distributed, the Director General Partners would consider whether or not the Fund should be continued in its present form.

    Interest earned by the Fund on Municipal Bonds is not includable by the holders of Shares in their respective gross incomes for regular federal income tax purposes. Interest income received by the Fund from certain temporary investments (such as certificates of deposit, commercial paper and obligations of the United States Government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to holders of Shares as ordinary income and short-term capital gains, respectively, and will not qualify for the 70% deduction for dividends received by corporate holders of Shares. Net long-term capital gains realized by the Fund, if any, will be taxable to holders of Shares as long-term capital gains regardless of the length of time an investor has held such Shares. An allocable portion of net capital losses realized by the Fund may be deducted by a holder of Shares to the extent that such losses do not exceed the holder's adjusted basis for his Shares.

    Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.

    The Fund's transactions in options and futures contracts will be subject to tax rules which may affect the amount, timing and character of capital gains allocated to holders of Shares by accelerating gains to the Fund, deferring Fund losses, causing adjustments in the holding periods of Fund securities and converting short-term capital losses into long-term capital losses. For example, the tax treatment of futures contracts entered into by the Fund (as well as many of its options transactions) will be governed by Section 1256 of the Code. Absent a tax election for "mixed straddles" (see below), each such position held by the Fund will be marked to market (i.e., treated as if it were closed out) on the last business day of each taxable year of the Fund, and all resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions. When the Fund holds an option or contract governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur with some hedging transactions), this combination of positions could be a "mixed straddle" which is generally subject to certain loss deferral and other rules of Section 1092 of the Code in addition to being subject in part to Section 1256. Certain tax elections may be made for mixed straddles which may alter the operation of these rules.

    For federal income tax purposes, while there can be no assurance that allocations made by the Fund will be respected by the IRS, allocations of items of income, gain, loss, deduction or credit are made in a manner intended to reflect each holder's respective interest, as a limited partner, in the Fund as required by applicable Treasury regulations. Such allocations are made monthly on the basis of the average weighted number of Shares owned by the holder during each month. The Fund's method of allocation may result in allocation of gains and losses to a holder of Shares for tax purposes which do not necessarily reflect the appreciation or depreciation in the Fund's portfolio securities during the holder's period of investment in the Fund or actual distributions received by such holder. One reason for such discrepancy may be the fact that gains or losses which would have been allocable to a redeeming holder had he not redeemed his Shares remain gains or losses of the Fund and must be allocated among all holders of Shares at the time the gains or losses are actually realized by the Fund. Another reason may be the fact that gains or losses allocable to a holder of Shares may reflect appreciation or depreciation in the assets of the Fund prior to such holder's purchase of Shares.

    The holder's adjusted basis for all Fund Shares in his account (his partnership interest in the Fund) will be the aggregate prices paid therefor, increased by the amounts of such holder's distributive share of items of income (including interest income exempt from federal income tax) and realized net gain of the Fund, and reduced, but not below zero, by (i) the amounts of such holder's distributive share of items of Fund loss, and (ii) the amount of any cash distributions (including distributions of interest income exempt from federal income tax and cash distributed on redemption or repurchase of Shares) received by such holder. Cash distributions in excess of a holder's adjusted basis in his Shares immediately prior thereto generally will result in the recognition of gain to such holder in the amount of such excess. For federal income tax consequences on a redemption or purchase of shares, see "Taxes" in the Fund's current Prospectus.

    Interest on indebtedness incurred by Partners to purchase or carry Shares of the Fund will not be deductible for federal income tax purposes. In addition, under rules used by the IRS for determining when the borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Shares. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.

    Interest on certain Municipal Bonds is treated as a tax preference item for individuals and corporations in computing their AMT liability, if any, and interest on other Municipal Bonds that is not a tax preference item is included in "adjusted current earnings" for purposes of the alternative minimum tax applicable to corporations. Partners are required to report tax-exempt interest on their federal income tax returns.

    The Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a put option and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. The Director General Partners understand that the IRS has issued a revenue ruling to the effect that, under specified circumstances, an entity is the owner of tax-exempt obligations acquired simultaneously with a put option on the obligations. The Director General Partners believe the Fund's transactions should be governed by the principles contained in the ruling. The Service has subsequently announced that it will not ordinarily issue advance ruling letters on this subject.

STATE AND LOCAL TAX ASPECTS. Partnerships are not treated as separate taxable entities under most state and local tax laws, and the income of a partnership is considered to be income of the partners both in timing and in character. The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such interest income, and each holder of Shares of the Fund is advised to consult his own tax adviser in that regard as well as to the status of his partnership interest under state and local tax laws. It is possible that some states will exempt from tax that portion of the exempt interest income which represents interest received by the Fund on that state's securities. The Fund will report annually to the holders of Shares the percentage of interest income received by the Fund during the preceding year on Municipal Bonds, indicating on a state-by-state basis the source of such income.

    While a non-resident is ordinarily not subject to the taxing laws of a state or locality simply because of his ownership of an interest in an entity which may have some activities in such state or locality, under certain circumstances, usually dependent upon the nature and extent of the Fund's activities in a particular state, the Fund and/or the holders of Shares may be subject to the tax laws of such state or locality. The Fund has received a ruling from the Franchise Tax Board of the State of California to the effect that, based on its proposed method of operation, non-resident holders of Shares will not be subject to California personal income tax by reason of their being holders of Shares. The Fund has received a ruling from the Massachusetts Department of Revenue to the effect that neither the Fund nor non-resident holders of Shares, by reason of their being holders of Shares, will be subject to Massachusetts income tax.

ORGANIZATIONAL FACTORS. The Fund was organized in partnership form rather than in the form of a corporation or business trust, because:

        1. A partnership is not subject to federal income tax, and therefore does not have to comply with the restrictive provisions of Subchapter M of the Code to avoid tax at the entity level, as does an investment company in corporate or trust form. (See information on federal tax legislation under "Federal Income Tax Aspects".)

        2. Partnerships are not normally subject to state income taxes, and the income of a partnership is considered to be the income of the partners both in timing and in character.

        3. The tax-exempt character of interest income which is exempt from regular federal income tax is retained when such income is allocated or distributed to the holders of Shares of a partnership regardless of the percentage of its assets comprised of Municipal Bonds.

        4. A holder of Shares may deduct his allocable portion of Fund losses up to his adjusted basis for his partnership interest in the Fund in computing his federal income tax liability without redeeming any Shares. It is expected that such losses will not constitute "passive activity" losses under the Code.

        5. On redemption of Shares the holder may receive cash distributions from the Fund in payment therefor without federal income tax consequences so long as such cash redemption proceeds do not exceed such holder's adjusted basis of his partnership interest in the Fund.

    The Director General Partners have given careful consideration to a recommendation of Eaton Vance that the Fund be continued in partnership form rather than be converted to corporate or trust form and concluded that the Fund should, for the time being, be continued in partnership form as recommended by Eaton Vance. The Director General Partners are cognizant of the fact that most municipal bond funds are organized in corporate or trust form and they may from time to time again review the question of whether the structure of the Fund should be changed to corporate or trust form. In the event that the Director General Partners determine that there are no longer significant advantages to being a partnership, they will recommend to the Partners that the form of organization be changed to a corporation or trust, which the Fund believes can be done with no adverse federal tax consequences under present law.

                            PRINCIPAL UNDERWRITER

    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to financial service firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under Federal and state securities laws are borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current Prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Fund's Director General Partners (including a majority of its Director General Partners who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter currently distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.


    The total sales charges for sale of shares of the Fund during the fiscal years ended December 31, 1996, 1995 and 1994 were $44,913, $83,694 and $170,491, respectively, of which $135, $5,565 and $27,048, respectively, was received by the Principal Underwriter. For the fiscal years ended December 31, 1996, 1995 and 1994, Authorized Firms received approximately $44,778, $78,129 and $143,443, respectively, from the total sales charges.

    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing Shares and paid the Principal Underwriter $437.50 for the fiscal year ended December 31, 1996 (being $2.50 for each repurchase transaction handled by the Principal Underwriter). The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund.


                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of Fund portfolio security transactions, including the selection of the market and the executing firm, are made by Eaton Vance. Eaton Vance is also responsible for the execution of transactions for all other accounts managed by it.

    Eaton Vance places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. Eaton Vance uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, Eaton Vance will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Fund may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Fund will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of Eaton Vance, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Fund and Eaton Vance's other clients for providing brokerage and research services to Eaton Vance.


    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Eaton Vance determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which Eaton Vance and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, Eaton Vance will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.


    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Eaton Vance receives Research Services from many broker-dealer firms with which Eaton Vance places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services, include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by Eaton Vance in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to Eaton Vance in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because Eaton Vance receives such Research Services. Eaton Vance evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which Eaton Vance believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that Eaton Vance shall use its best efforts to seek to execute Fund portfolio security transactions at advantageous prices and at reasonably competitive commission rates or spreads, Eaton Vance is authorized to consider as a factor in the selection of any broker-dealer firm with whom Fund portfolio orders may be placed the fact that such firm has sold or is selling Shares of the Fund or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. (the "NASD"), which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.


    Obligations considered as investments for the Fund may also be appropriate for other investment accounts managed by Eaton Vance or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, Eaton Vance will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Eaton Vance reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Director General Partners and the Fund that the benefits from the Eaton Vance organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

    During the fiscal year ended December 31, 1996, the Fund paid brokerage commissions of $29,650 on portfolio securities transactions of $271,621,661 to firms which provide some research services to Eaton Vance or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). During the fiscal years ended December 31, 1995 and 1994 the Fund paid no brokerage commissions on portfolio transactions.


                       SUMMARY OF PARTNERSHIP AGREEMENT

    The text of the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") is set forth as Exhibit "A" to this Statement of Additional Information. The following statements, together with statements made elsewhere in this Statement of Additional Information and in the Fund's current prospectus, summarize and explain certain provisions of the Partnership Agreement and are qualified in their entirety by the terms of the Partnership Agreement.


VOTING RIGHTS OF PARTNERS
    The Partners have the voting, approval, consent or similar rights required under the 1940 Act, for voting security holders. Partners have one vote for each Share held by them. The Fund is not required to hold annual meetings of the Partners, and does not intend to do so. However the Fund will hold meetings to elect new General Partners. In addition to meetings of the Partners held from time to time to elect new General Partners, the Fund will continue to hold meetings of the Partners when necessary: (i) to remove a General Partner; (ii) to approve an investment advisory contract or a distribution plan; (iii) to act upon such matters as may be required by the Partnership Agreement or by the California limited partnership act or by the 1940 Act (such as a change in a fundamental investment policy or fundamental investment limitation); or (iv) to act upon any other matter which the Director General Partners believe appropriate for consideration by the Partners.

    Partners may vote in person or by proxy. The presence in person or by proxy of more than 50% of the outstanding Shares on the record date constitutes a quorum at any meeting. In the absence of such a quorum, the Director General Partners or their delegate may adjourn such meeting to such time or times as determined by the Director General Partners without additional notice to the Partners. Other than the election of General Partners and the termination of the Fund, actions of the Partners will require the vote of the lesser of (i) a majority of the outstanding Shares or (ii) the vote of Partners holding 67% or more of the Shares represented in person or by proxy at a meeting at which Partners holding a majority of the outstanding Shares are present in person or by proxy. In the election of General Partners, those candidates receiving the highest number of votes cast, up to the number of General Partners to be elected, shall be elected to serve until their successors are elected and qualified. Limited Partners having more than 10% of the outstanding Shares may require the calling of a meeting of the Partners. The Director General Partners shall promptly call a meeting of the Partners for the purpose of voting upon the question of removal of any General Partner when requested in writing to do so by persons who are listed as Partners and who are holders of record of not less than 10% of the outstanding Shares on the books of record of the Fund and, in that connection, the Director General Partners will assist communications of the holders of Shares to the extent provided for by Section 16(c) of the 1940 Act.


GENERAL PARTNERS
    The General Partners are divided into two classes: Director General Partners and Advisor General Partner. Only individuals may act as Director General Partners and all individual General Partners shall act as Director General Partners. Except as otherwise provided under the terms of the Partnership Agreement, the Director General Partners have complete and exclusive control over the management, conduct and operation of the Fund's business. The Director General Partners act by majority vote, and no single Director General Partner (unless authorized by the Director General Partners) has authority to act on behalf of the Fund or to bind the Fund. Subject to the requirements of the Investment Company Act of 1940, the Director General Partners by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Fund. The Advisor General Partner (currently Eaton Vance) as such is not permitted to participate in the management of the Fund except when engaged as investment adviser of the Fund, and then only to manage the Fund on the terms set forth in the investment advisory contract between the Fund and Eaton Vance, subject to the supervision of the Director General Partners. Otherwise, the Advisor General Partner will be permitted to participate in the management of the Fund only in the event that no Director General Partner remains to elect to continue the business of the Fund, and then only for the limited period of time (not in excess of 120 days) necessary to convene a meeting of the Limited Partners for the purpose of making such election.

    The Director General Partners are in a fiduciary relationship with respect to the Limited Partners similar to that of the directors of a corporation to its shareholders.

    All General Partners are subject to election and removal by vote of the Partners. The Director General Partners shall determine from time to time the number of persons to be elected as General Partners, provided, however, that if at any time the number of Director General Partners is reduced to less than three, the remaining Director General Partners shall, within 120 days, call a meeting of the Partners for the purpose of electing an additional Director General Partner or Director General Partners so as to restore the number of Director General Partners to at least three.

    The Partnership Agreement provides that the General Partners are not personally liable to any holder of Shares or Limited Partner for the repayment of any amounts standing in the account of a holder of Shares or a Limited Partner and that any such payment shall be solely from the assets of the Fund. The Partnership Agreement also provides that the General Partners will not be liable to any holder of Shares or Limited Partner by reason of any change in the Federal income tax laws applicable to the Fund so long as the General Partners act in good faith and in a manner reasonably believed to be in the best interests of the Limited Partners. A General Partner is entitled to indemnification by the Fund against liability and expenses as a result of claims filed against him in his capacity as a General Partner unless the liability is due to willful misfeasance, gross negligence or other bad faith on his part.

LIMITED PARTNERS
    Limited Partners generally are not personally liable for liabilities of the Fund. However, if the Fund were unable to pay its liabilities, recipients of distributions from the Fund could be liable to certain creditors of the Fund to the extent of such distributions, plus interest. Each Limited Partner, by becoming a Limited Partner, consents to pro rata distributions to holders of Shares which may constitute, in whole or in part, returns of contributions with respect to such Shares.

    A Limited Partner has no right to and takes no part in control of the Fund business, but may exercise the rights and powers of a Limited Partner under the Partnership Agreement, including, without limitation, the voting rights and the giving of consents and approvals provided for in the Partnership Agreement. The Partnership Agreement authorizes Limited Partners of the Fund to exercise the right to vote on certain matters, including the right to elect new General Partners or remove General Partners, in reliance upon certain provisions contained in The Uniform Limited Partnership Act of California which have not been adopted by most other states. Although no absolute assurance can be given, due to the lack of specific statutory authority expressly covering certain of the voting rights given to Limited Partners, including the right to terminate the employment of the independent public accountants of the Fund, and the fact that there are no authoritative judicial decisions on the matter, it is the opinion of California counsel that the existence or exercise of the voting rights provided for in the Partnership Agreement does not subject the Limited Partners to liability as General Partners under the California Act. However, it is possible that because of the existence or exercise of such rights the Limited Partners might be found to be subject to such liability by the courts of another state.

    The Fund believes it is unlikely that Limited Partners will receive distributions which have to be returned or that they will be subject to liability as General Partners because of the nature of its business, the assets and insurance of the Fund and of the General Partners and the Fund's ability to contract with third parties to prevent any such party from seeking recovery from any Limited Partner. The Fund intends to include in all material contracts a provision limiting the claims of creditors to Fund assets and intends to carry insurance in amounts which the Director General Partners consider adequate to cover such risks as may be appropriate in their judgment. In any event, the assets of the Fund should at all times be sufficient to satisfy the amount of any potential claims against the Fund. In the event that a Limited Partner should be found to be liable as a General Partner as a result of the factors set forth above, then, to the extent the assets and insurance of the Fund and of the General Partners are insufficient to reimburse a Limited Partner, he would be required to satisfy personally such a claim.

TRANSFERABILITY OF SHARES
    Shares of the Fund may be purchased at the public offering price through investment dealers who have sales agreements with the Principal Underwriter. A purchaser or assignee of Shares has no rights to receive distributions with respect to the Shares until such purchase or assignment has been recorded on the Fund's record books maintained for this purpose either by the Fund or its transfer agent.

    Admission of an assignee as a Limited Partner requires the consent of the General Partners. The General Partners, while recognizing that they have the right to withhold their consent, have stated that they generally intend to give such consent as a matter of course. A Limited Partner ceases to be a Limited Partner in the case of redemption or repurchase of all of the Shares owned by such Limited Partner. In the case of an assignment, a Limited Partner will continue as such until the assignee of his Shares is substituted as a Limited Partner in his place.

TERM OF EXISTENCE--DISSOLUTION
    The Fund will continue in existence until December 31, 2052, unless sooner terminated by the happening of one of the following events:

    (1) The Fund disposes of all of its assets.

    (2) The death, withdrawal, retirement, dissolution, assignment for the benefit of creditors, filing of a petition for bankruptcy, adjudication of bankruptcy, insanity or incompetency of any of the General Partners, except as hereinafter otherwise provided.

    (3) Partners holding a majority of the outstanding Shares in the Fund vote to terminate the Fund.

    In the event of the death, withdrawal, retirement, dissolution, assignment for the benefit of creditors, filing of a petition for bankruptcy, adjudication of bankruptcy, insanity or incompetency of any General Partner, the Fund shall be terminated and dissolved unless the remaining General Partners elect to continue the business of the Fund.


    In the event that all General Partners die, withdraw, retire, dissolve, make an assignment for the benefit of creditors, file a petition for bankruptcy, are adjudicated to be bankrupt or become insane or incompetent, the remaining Limited Partners, by a vote of the "majority of the outstanding voting securities of the Fund" as that term is defined by the 1940 Act, shall have the right to elect successor General Partners who may elect to continue the business of the Fund. The successor General Partners shall have and be subject to all of the rights, powers, duties and obligations which a General Partner has under the terms of the Partnership Agreement.


    Except by requiring the Fund to redeem Shares as described in the Fund's current Prospectus, Limited Partners have no right to the return of any part of their contributions from the Fund until dissolution of the Fund. Except for payments to the Director General Partners, distributions by the Fund, whether upon redemption, dissolution or otherwise, will be in proportion to the number of Shares held, without regard to the dollar amount contributed to the Fund or the amount of any profits of the Fund received.


USE OF THE NAME "EATON VANCE"
    Inasmuch as EVC, the parent of Eaton Vance, controls the use of the words "Eaton Vance" in the Fund's name, the Partnership Agreement expressly reflects the fact that EVC has consented to the use by the Fund of the identifying words "Eaton Vance" in the name of the Fund. The Partnership Agreement provides that EVC may use the words "Eaton Vance" in other connections and for other purposes (including, without limitation, in the names of other investment companies, corporations or businesses which it may manage, advise, sponsor or own or in which EVC may have a financial interest), and that if EVC or a subsidiary or affiliate of EVC for any reason shall no longer serve as investment adviser of the Fund, then EVC may require the Fund to cease using the words "Eaton Vance" in the name of the Fund.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    Deloitte & Touche, LLP, 125 Summer Street, Boston, Massachusetts 02110 are the independent certified public accountants for the Fund, providing audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Commission.


                             FINANCIAL STATEMENTS


    The audited financial statements of, and the independent auditors' report for, the Fund appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

    Registrant incorporates by reference the audited financial information for the Fund for the fiscal year ended December 31, 1996 (Accession No. 0000950156-97-000172), as previously filed with the Commission.

                          TAX EQUIVALENT YIELD TABLE

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields to those of tax-exempt bonds yielding from 4% to 7% under the regular federal income tax laws and tax rates applicable to 1997.

                                             MARGINAL
    SINGLE RETURN         JOINT RETURN        INCOME                                  TAX-EXEMPT YIELD
---------------------  -------------------      TAX      --------------------------------------------------------------------------
            (TAXABLE INCOME)*                 BRACKET       4%        4.5%        5%        5.5%        6%        6.5%        7%
------------------------------------------  -----------  --------------------------------------------------------------------------
                                                                                  Equivalent Taxable Yield
       Up to $ 24,650       Up to $ 41,200    15.00%       4.71%      5.29%      5.88%       6.47%      7.06%      7.65%     8.24%
    $ 24,651-$ 59,750    $ 41,201-$ 99,600    28.00        5.56       6.25       6.94        7.64       8.33       9.03      9.72
    $ 59,751-$124,650    $ 99,601-$151,750    31.00        5.80       6.52       7.25        7.97       8.70       9.42     10.14
    $124,651-$271,050    $151,751-$271,050    36.00        6.25       7.03       7.81        8.59       9.38      10.16     10.94
        Over $271,050        Over $271,050    39.60        6.62       7.45       8.28        9.11       9.93      10.76     11.59
------------------------------------------  -----------  --------------------------------------------------------------------------

*Net amount subject to federal personal income tax after deductions and exemptions.

 Note: The above indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for taxpayers with adjusted gross income in excess of $121,200. The tax brackets also do not show the effects of phase out of personal exemptions for single filers with adjusted gross incomes in excess of $121,200 and joint filers with adjusted gross income in excess of $181,800. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                                   APPENDIX

                      DESCRIPTION OF SECURITIES RATINGS+
                       MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


MUNICIPAL SHORT-TERM OBLIGATIONS

RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors affecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

                        STANDARD & POOR'S RATING GROUP

INVESTMENT GRADE


AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.


A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.


B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.


CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.


CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.


C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


C1: The rating C1 is reserved for income bonds on which no interest is being paid.


D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Saving & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits, being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.


NR: NR indicates no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.


MUNICIPAL NOTES

Standard & Poor's note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note)

    -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.)

Note rating symbols are as follows:

    SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus(+) designation;

    SP-2: Satisfactory capacity to pay principal and interest; with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3: Speculative capacity to pay principal and interest.

                        FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

HIGH YIELD BOND RATINGS
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Stong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change is likely to cause these securities to be rated below investment grade.

                               * * * * * * * *


NOTES: Debt which is unrated exposes the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such debt.


       Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.
------------
+The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Trust's fiscal year end.

                                                                     EXHIBIT A

                             AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP
                                      OF
                     EATON VANCE MUNICIPAL BOND FUND L.P.

    This AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (hereinafter sometimes referred to as this "Agreement") has been executed and delivered by and among the General Partners and Limited Partners hereinafter named for the purpose of amending and restating in full the Restated Certificate and Agreement of Limited Partnership of Vance, Sanders Municipal Bond Fund, Ltd. originally dated October 12, 1977 as subsequently amended and restated and filed with the County Recorder in the County of Los Angeles in the State of California pursuant to The Uniform Limited Partnership Act as enacted in the State of California as the same may be amended from time to time (the "Partnership Act"). The limited partnership formed pursuant to the Partnership Act shall be governed by and subject to the following terms and conditions from and after the date hereof:

I.  NAME

    The name of the limited partnership is EATON VANCE MUNICIPAL BOND FUND L.P. (hereinafter referred to as the "Fund").

II.  CHARACTER OF BUSINESS OF FUND

    The Fund is authorized and empowered to operate and will operate and carry on the business of an open-end, diversified management investment company under the Investment Company Act of 1940, as amended, or as it may hereafter be amended (the "1940 Act"). The investment objectives, policies and restrictions of the Fund shall be the investment objectives, policies and restrictions set forth in the Fund's then current prospectus or statement of additional information (hereinafter referred to collectively as the "Prospectus"). Except as specifically stated otherwise in the Prospectus, the investment objectives, policies and restrictions of the Fund may be changed from time to time by the Director General Partners without obtaining the authorization or approval of the Limited Partners.

    The Fund shall have full power and authority to buy, own, hold for investment or otherwise, and to sell or otherwise dispose of, securities, obligations and other evidences of indebtedness of all types and kinds, however named or described; to deposit or maintain any assets of the Fund in or with any bank, trust company, banking institution, custodian, subcustodian, securities depository or book-entry system, whether domestic or foreign, or retain any such assets in cash; to issue obligations and other evidences of indebtedness in connection with the business of the Fund; to purchase or sell (write) options on securities, indices, futures contracts and other financial instruments and enter into closing transactions in connection therewith; to enter into all types of commodities contracts, including without limitation the purchase and sale of futures contracts on securities, indices and other financial instruments; to engage in "when issued" and delayed delivery transactions; to enter into repurchase agreements and reverse repurchase agreements; to employ all types and kinds of hedging techniques and investment management strategies; to join or become a partner in limited or general partnerships; and to exercise any and all of the powers that a natural person could do or exercise and which now or hereafter may be lawfully done or exercised by a California limited partnership.

III.  PLACE OF BUSINESS

    The location of the Fund's principal place of business in California is 355 South Grand Avenue, Thirty-Fifth Floor, Los Angeles, California. The location of the Fund's principal executive office is 24 Federal Street, Boston, Massachusetts. The Director General Partners may change the location of the Fund's principal place of business in California and principal executive office and may establish additional places of business of the Fund or enter into such contracts or hire such agents in such other locations, inside and outside of the State of California, as they deem necessary or desirable to the conduct of the Fund's business, including places of business for activities relating to its investments, the location and holding of its assets, the execution of its portfolio transactions and other operations.

IV.  GENERAL PARTNERS

    (a) Number and Identity. The General Partners shall consist of Director General Partners and an Advisor General Partner (collectively "General Partners"). Only individuals may serve as Director General Partners and all individual General Partners shall serve as Director General Partners. The names and addresses of the General Partners are set forth in the Certificate of Limited Partnership on Form LP-1 or amendments thereto on Form LP-2 subsequently filed with the Office of the California Secretary of State. The General Partners are listed therein separately as Director General Partner or as Advisor General Partner. The Director General Partners may from time to time fix the number of persons to be the General Partners of the Fund. The Director General Partners may from time to time recommend that one or more additional persons be elected as new General Partners at a meeting of the Partners, or that some or all of those persons who are serving as General Partners be re-elected as General Partners at any such meeting. If at any time the number of Director General Partners is reduced to less than three, the remaining Director General Partners shall, within 120 days, call a meeting of the General Partners and Limited Partners for the purpose of electing an additional Director General Partner or Director General Partners so as to restore the number of Director General Partners to at least three. At each election of General Partners, each person standing for election or re-election as a Director General Partner or as Adviser General Partner shall be elected or re-elected to hold office until his or its successor is elected and qualified. Any General Partner may be removed by the Partners pursuant to
Section VI(a)(1) below.

    (b) Contributions. Each General Partner, as such, shall make a contribution to the Fund sufficient to purchase at least one Share of Partnership Interest ("Shares") and shall continue to own at least one such Share at all times while serving as a General Partner. The Advisor General Partner, as such, shall be obligated to contribute in the aggregate to the Fund through the purchase of Shares from time to time amounts sufficient to enable the General Partners, when such purchased Shares are added to the Shares owned by the Director General Partners in the aggregate, to maintain in the aggregate an interest in each material item of partnership income, gain, loss, deduction or credit equal to at least 1% of each such item at all times during the existence of the Fund (or such lesser percentage as may be required by the Internal Revenue Service). If, upon termination of the Fund, the General Partners have a negative balance in their Capital Accounts, they shall in their capacity as General Partners be obligated to make additional capital contributions in cash equal to the lesser of (i) the negative balance in their respective Capital Accounts or (ii) the amount, if any, by which 1.01% of the total capital contributions of the Limited Partners exceeds the total capital contributions of the General Partners, in each case taken immediately prior to such termination. The contributions of the General Partners shall be made in cash. Each of the initial General Partners contributed $10.00, the initial net asset value, in cash to the Partnership for each Share purchased. Additional Shares thereafter issued to the General Partners after the formation of the Fund shall be sold at the net asset value of the Shares in effect at the time the Shares are purchased. Each Share held by a General Partner shall be held by such person as a General Partner and not as a Limited Partner, and each such Share shall be unassignable, except to another person who already is a General Partner, and then only with the consent of the Director General Partners, and shall be redeemable by the Fund only in the event that (i) the holder thereof has ceased to be a General Partner of the Fund or (ii) in the opinion of counsel for the Fund redemption of Shares held by a General Partner would not jeopardize the status of the Fund as a partnership for Federal income tax purposes under the conditions of the then effective ruling received from the Internal Revenue Service.

    (c) Management and Control by Director General Partners. Subject to the terms of this Agreement (particularly subsection (d) below), the Fund will be managed by the Director General Partners who will have complete and exclusive control over the management, conduct and operation of the Fund's business and, except as otherwise specifically provided in this Agreement, the Director General Partners shall have the rights, powers and authority, on behalf of the Fund and in its name, to exercise all of the rights, powers and authority of partners of a partnership without limited partners under the Uniform Partnership Act of the State of California. The Director General Partners may adopt a code of procedures governing the operation of the Fund. Subject always to the continuing supervision of the Director General Partners, the Fund may contract with one or more banks, trust companies or other investment advisers (including General or Limited Partners or any affiliates thereof) for performance of such functions as the Director General Partners shall determine, including, but not by way of limitation, the investment and reinvestment of all or part of the Fund's assets, execution of portfolio transactions and any or all administrative functions. The Director General Partners may also appoint agents and/or officers to perform such duties on behalf of the Fund as the Director General Partners deem desirable. Such agents may be, but need not be, General or Limited Partners. The Director General Partners shall devote themselves to the Fund's business to the extent they may determine necessary for the efficient conduct thereof, which need not, however, occupy their full time. General Partners may also engage in other businesses or activities, whether or not similar in nature to the business or activities of the Fund, subject to the limitations of the 1940 Act. The Director General Partners shall procure and maintain insurance concerning the Fund's activities in an amount and covering such risks as may be appropriate in the judgment of the Director General Partners.

    (d) Management and Control by Advisor General Partner. The Advisor General Partner as such shall have no power to engage in the management, conduct or operation of the Fund's business nor to exercise any of the rights, powers and authority of a partner of a partnership without limited partners under the Uniform Partnership Act of the State of California except as specifically provided as follows:

        (1) If the Advisor General Partner is engaged as investment adviser of the Fund, then the Advisor General Partner shall manage the investment and reinvestment of the assets of the Fund, for the period and on the terms set forth in the investment advisory contract between the Fund and the Advisor General Partner.

        (2) In the event that no Director General Partner shall remain for the purpose of electing whether to continue the business of the Fund, then the Advisor General Partner shall promptly call a meeting of the Limited Partners to be held within 120 days of the date the last Director General Partner ceased to act in such capacity for the purpose of determining whether to elect to continue the business of the Fund and, if the business is to be continued, the election of Director General Partners. For the period of time during which no Director General Partner shall remain, the Advisor General Partner subject to the terms and provisions of this Agreement, shall be permitted to engage in the management, conduct and operation of the business of the Fund to the same extent as a Director General Partner.

    The services of the Advisor General Partner to the Fund are not to be deemed to be exclusive, the Advisor General Partner being free to render services to others and engage in other business activities.

    (e) Limitations on the Authority of the General Partners. The General Partners shall have no authority without the written consent or ratification of all of the Limited Partners to:

        (1) do any act in contravention of this Agreement, as it may be amended from time to time;

        (2) do any act which would make it impossible to carry on the ordinary business of the Fund;

        (3) confess a judgment against the Fund;

        (4) possess Fund property, or assign their rights in specific Fund property, for other than a partnership pur-pose;

        (5) admit a person as a General Partner, except in accordance with
    Section VI(a)(2);

        (6) admit a person as a Limited Partner, except in accordance with this Agreement; or

        (7) continue the business with Fund property on the death, retirement or insanity of a Director General Partner, except in accordance with
    Section IX(b) below or Section IV(d) above.

    Nothing herein shall preclude dissolution of the Fund in accordance with this Agreement. In addition, certain matters may be submitted to a vote of the Partners at a meeting of the Partners as provided in Section VI below.

    (f) Action by the General Partners. No single Director General Partner shall have the power to act on behalf of the Fund or to bind the Fund. The Director General Partners shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting, unless the 1940 Act requires that a particular action be taken only at a meeting of the Director General Partners. The Director General Partners may participate in a meeting of Director General Partners by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at such meeting; provided, however, that for the purposes of Section 15(c) of the 1940 Act only the votes of those Director General Partners who are physically present at a meeting of Director General Partners shall be deemed to be cast in person at such meeting. At any meeting of the Director General Partners, a majority of the Director General Partners shall constitute a quorum. Meetings of the Director General Partners may be called orally or in writing by the Chairman elected in accordance with
Section IV(g) below or by any two other Director General Partners. Notice of the time, date and place of all meetings of the Director General Partners shall be given by the party calling the meeting to each Director General Partner by telephone or telegram sent to his home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two hours in advance of the meeting. Except as provided in the 1940 Act, notice need not be given to any Director General Partner who attends the meeting without objecting to the lack of notice or who executes either before or after the meeting a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Director General Partners by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Fund.

    (g) Chairman. The Director General Partners shall elect one of their number to be Chairman and one to be his alternate. The Chairman shall preside at all meetings of Director General Partners at which he is present, shall be responsible for the execution of policies established by the Director General Partners and the administration of the Fund and may be the chief executive, financial and accounting officer of the Fund. The alternate Chairman shall serve in his absence.

    (h) Reimbursement and Indemnification.

        (1) General Partners will be reimbursed for all reasonable out-of-pocket expenses incurred in performing their duties hereunder, provided that the Advisor General Partner shall be reimbursed for such expenses only when incurred in the management of the affairs of the Fund pursuant to Section IV(d)(2) above.

        (2) Subject to the exceptions and limitations contained in subparagraphs (c) and (d) below:

            (a) each General Partner of the Fund (including officers and/or directors of a corporate General Partner) shall be indemnified by the Fund to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a General Partner and against amounts paid or incurred by him in the settlement thereof;

            (b) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

            (c) No indemnification shall be provided hereunder to a General
        Partner:

                (i) against any liability to the Fund or its Partners by
            reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                (ii) with respect to any matter unless the General Partner acted in good faith and in the reasonable belief that his action was in the best interest of the Fund and in the case of a criminal proceeding had no reasonable cause to believe that his conduct was unlawful;

                (iii) in the event of a settlement unless there has been a determination that such General Partner did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office and that he acted in good faith and in the reasonable belief that his action was in the best interest of the Fund;

                    (A) by the court or other body approving the settlement;
                or

                    (B) by vote of a majority of those Director General
                Partners, constituting at least a majority of the Director General Partners of the Fund, who are not themselves involved in the claim, action, suit or proceeding; or

                    (C) by written opinion of independent counsel;

        provided, however, that any Partner may, by appropriate legal proceedings, challenge any such determination by the Director General Partners or by independent counsel.

            (d) No indemnification shall be provided under this paragraph (2) to the Advisor General Partner acting as investment adviser of the Fund in connection with the performance of its duties under the investment advisory contract referred to in Section IV(d)(1) above.

    (i) Termination of Authority and Interest of Director General Partners. The interest of a person as a Director General Partner shall terminate and such person or his successors in interest (exclusive of other Director General Partners) shall have no further right or power to act as a General Partner if he:

        (1) dies;

        (2) becomes insane;

        (3) voluntarily retires upon not less than 180 days' written notice to the other General Partners unless all such other General Partners waive such notice; or

        (4) is removed or stands for re-election at a meeting of the Partners and is not re-elected by the General Partners and Limited Partners as provided in Section VI below.

    (j) Termination of Interest of Advisor General Partner as a General Partner. The interest of an Advisor General Partner as a General Partner shall terminate and such Advisor General Partner shall have no further power to act as a General Partner upon the occurrence of any of the following events:

        (1) the Advisor General Partner resigns upon not less than 180 days' written notice to the other General Partners unless all such other General Partners waive such notice;

        (2) the Advisor General Partner is dissolved, liquidated or otherwise forfeits its right to conduct business, provided that a merger, consolidation, reorganization or other change for business reasons in the organizational structure of the Advisor General Partner shall not be deemed to terminate its interest as a General Partner;

        (3) a petition in bankruptcy is filed by the Advisor General Partner;

        (4) an involuntary petition in bankruptcy is filed against the Advisor General Partner and a receiver is appointed and confirmed after an opportunity for a hearing;

        (5) the Advisor General Partner makes an assignment for the benefit of creditors of substantially all of its assets;

        (6) the Advisor General Partner is removed or stands for re-election at a meeting of the Partners and is not re-elected by the General Partners and Limited Partners as provided in Section VI below.

    (k) Additional or Successor General Partners. A person may be added or substituted as a General Partner only upon his election by the Partners as provided herein. Each General Partner, by becoming a General Partner, consents to the admission as an added or substituted General Partner of any person elected by the Partners in accordance with this Agreement. Any General Partner who is elected at a meeting of the Partners in accordance with Section VI(b) below, and who shall not be serving as a General Partner at the time of such election, shall be admitted to the Fund as a General Partner effective as of the date of such election. Any serving General Partner who stands for re-election at a meeting of the Partners and is not re-elected at any such meeting in the manner specified in Section VI(b) below, shall be deemed to have withdrawn as of the date of such election in accordance with the provisions of Section IV(i) or (j) above.

    (l) Right of General Partners to Become Limited Partners. A General Partner may also become a Limited Partner and thereby become entitled to all of the rights of a Limited Partner to the extent of the Shares so acquired, and the consent of the Limited Partners need not be obtained. Such event would not, however, be deemed to reduce any of the General Partner's liability hereunder.

    Termination of a person's status as a General Partner shall not affect his status, if any, as a Limited Partner. A General Partner shall not be entitled to any special payment from the Fund as a result of termination of his status as General Partner. Subject to Section IV(b) above, a withdrawing General Partner may, if he chooses to do so, redeem his Shares in accordance with
Section V(g) below, or retain his Shares as a Limited Partner.

    (m) No Agency. Nothing in this Agreement shall be construed as establishing any General Partner as an agent of any Limited Partner.

    (n) Voting of Shares Owned by General Partners. In accordance with Section VI below, the General Partners shall have the right to vote any Shares which they own.

V.  LIMITED PARTNERS

    (a) Identity and Contributions of Limited Partners. The names of the Limited Partners, their post-office addresses and the number of Shares owned by them shall be set forth in the records maintained by the Fund or by its appointed transfer agent.

    (b) Admission of Limited Partners. The Fund may offer new Shares at net asset value, as determined at the time of such offering, plus any sales charge as may be applicable to the purchase of Shares. The Fund may also offer new Shares upon such other terms as may be determined from time to time by the Director General Partners. An investor who purchases Shares shall be automatically admitted as a Limited Partner by the General Partners and shall become a Limited Partner of the Fund without any further action on his part following receipt by the Fund of (i) full payment for such Shares, and (ii) the name and post-office address of such investor so that he can be recorded on the books of record of the Fund as a Limited Partner and a holder of record of such Shares. In no event shall the consent or approval of any of the Limited Partners be required to effectuate such admission. Any investor who purchases Shares irrespective of whether he executed an account application or any other document shall be deemed to have consented to and be bound by all of the terms and conditions of this Agreement including, without limitation, the power-of-attorney required of all Limited Partners as provided in Section X below, and he shall also be deemed to have granted and executed said power-of-attorney. Until such time as the purchaser's interest is recorded on the books of record of the Fund maintained for such purpose either by the Fund or its appointed transfer agent, no purchaser shall acquire as against the Fund any right or interest in the Shares which shall have been sold, including but not limited to any right to distributions with respect to such Shares.

    (c) Other Admission of Limited Partners. A person who purchases a Share and who has not already been admitted as a Limited Partner of the Fund under the conditions set forth in Section V(b) above, may be admitted as a Limited Partner by the Director General Partners in accordance with such other procedures as they may establish from time to time. A person to whom an outstanding Share is assigned or a person who succeeds to the interest of a Limited Partner, and who has not become a Limited Partner under the conditions set forth in Section VIII below, shall not become a Limited Partner or a Substituted Limited Partner of the Fund except upon satisfaction of the conditions set forth in Section VIII below.

    (d) Contributions of the Limited Partners. The contributions of the Limited Partners shall be made in cash or such other property which is approved by the Director General Partners. The initial Limited Partner contributed $10.00, the initial net asset value, in cash to the Partnership for each Share purchased. Additional Shares issued after the formation of the Fund shall be sold (i) at the net asset value (plus such sales charge as may be applicable to the purchase of the Shares) next computed after receipt of the order or (ii) upon such other terms as may be determined from time to time by the Director General Partners, all in accordance with the Fund's registration statement under the Securities Act of 1933 in effect at the time the order is received. The net asset value per Share of the Fund shall be determined as of the close of the New York Stock Exchange on each day the Exchange is open for trading or as of such other time or times as the Director General Partners may determine in accordance with the provisions of the 1940 Act. The net asset value per Share is computed by dividing the total value of the assets of the Fund, less its liabilities, by the total number of Shares outstanding (including Shares held by General Partners). Portfolio securities will be valued at their fair value using methods determined in good faith by the Director General Partners.

    (e) Additional Contributions of Limited Partners; Assessments. No Limited Partner has agreed to make any additional contributions to or to lend additional funds to the Fund, and no Limited Partner shall be liable for any additional assessment therefor.

    (f) Use of Contributions. The aggregate of all capital contributions shall be, and hereby is agreed to be, available to the Fund to carry out the objects and purposes of the Fund.

    (g) Redemption by Limited Partners. The Fund will redeem from any Limited Partner all or any portion of the Shares owned by him provided that the Limited Partner delivers to the Fund or its designated agent notice of such redemption, stating the number of Shares to be redeemed, and either his certificates or a stock power, if no certificates have been issued, in good order for transfer. The Limited Partner shall be entitled to payment of the net asset value of his Shares as set forth in Section V(d) above next computed after such delivery, provided that the amount of the payment is in accordance with and does not exceed his positive Capital Account balance. Any distribution to a Limited Partner upon redemption pursuant to this Section V
(g) shall, in accordance with Section VII(d) below, constitute a return in full of the redeeming Limited Partner's contribution attributable to the Shares which are redeemed regardless of the amount distributed with respect to such Shares. No consent of any of the Partners shall be required for such withdrawal or return of a Partner's contribution. The Director General Partners shall have sole discretion to determine the amount of cash and/or securities to be distributed to such withdrawing Partner.

    The right to redeem may be suspended and the payment of the redemption price deferred during any period when the New York Stock Exchange is closed, other than customary week-end and holiday closings, during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission, or during any emergency, as determined by the Commission, which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

    Notwithstanding the foregoing, no Partner shall be entitled to receive the return of any part of the contribution with respect to his Shares unless all liabilities of the Fund, except liabilities to General Partners and to Limited Partners on account of their contributions, have been paid or there remains property of the Fund sufficient to pay them.

    (h) Limited Liability. No Limited Partner shall be liable for any debts or obligations of the Fund; provided, however, that the contributions of a Limited Partner shall be subject to the risks of the business of the Fund and subject to the claims of the Fund's creditors, and provided further, that after any Limited Partner has received the return of any part of his contribution, he will be liable to the Fund for:

        (1) any money or other property wrongfully distributed to him; and

        (2) any sum, not in excess of the amount of such returned contribution plus interest thereon, necessary to discharge any liabilities of the Fund to creditors who extended credit or whose claims arose before such returns were made.

    The General Partners shall not have any personal liability to any holder of Shares or to any Limited Partner for the repayment of any amounts standing in the account of a Limited Partner including, but not limited to, contributions with respect to such Shares. Any such payment shall be solely from the assets of the Fund. The General Partners shall not be liable to any holder of Shares or to any Limited Partner by reason of change in the Federal income tax laws as they apply to the Fund and the Limited Partners, whether such change occurs through legislative, judicial or administrative action, so long as the General Partners have acted in good faith and in a manner reasonably believed to be in the best interest of the Limited Partners.

    (i) No Power to Control Business. A Limited Partner shall have no right to and shall take no part in control of the Fund's business but may exercise the rights and powers of a Limited Partner under this Agreement, including without limitation, the voting rights and the giving of consents and approvals provided for in Section VI below. The exercise of such rights and powers are deemed to be matters affecting the basic structure of the Fund and not the control of its business.

VI.  MATTERS AFFECTING THE BASIC STRUCTURE OF THE FUND; MEETINGS OF THE
     PARTNERS

    (a) Right of Limited Partners to Vote at a Meeting of the Partners. The Limited Partners entitled to vote shall have the right to vote, to the extent required by the Partnership Act or by the 1940 Act or by this Agreement or otherwise to the extent permitted at the discretion of the Director General Partners, at a meeting of the Partners in accordance with the provisions of
Section VI(b), only upon the following matters affecting the basic structure of the Fund which are submitted to the meeting, which includes the voting, approval, consent or similar rights required under the 1940 Act for voting security holders:

        (1) the right to remove General Partners, as provided in Section IV(a) above;

        (2) the right to elect new General Partners, and if the matter is submitted for vote at a meeting of the Partners, the right to re-elect those persons who are serving as General Partners and who are standing for re-election at such meeting, as provided in Sections IV(a) and IV(k) above;

        (3) the right to approve or disapprove the sale of all or substantially all of the assets of the Fund (including, without limitation, a transfer to a corporation or trust in exchange for stock or securities of such corporation or trust);

        (4) the right to approve any investment advisory contract or to terminate any such existing contract;

        (5) the right to approve any distribution plan of the Fund pursuant to Rule 12b-1 under the 1940 Act or any successor rule or to terminate any such existing plan;

        (6) the right to terminate the employment of the independent public accountants of the Fund, and if the matter is submitted for vote at a meeting of the Partners, the right to ratify or reject the selection of such accountants;

        (7) if the matter is submitted for vote at a meeting of the Partners, the right to approve amendments to this Agreement, including, without limitation, the right to approve or disapprove proposed changes in the nature of the Fund's business as such business is described herein; provided, however, that no such amendment shall conflict with the 1940 Act or the rules and regulations thereunder so long as the Fund intends to remain registered thereunder, nor affect the liability of the General Partners without their consent nor the limited liability of the Limited Partners as provided under Section V(h) above; and

        (8) the right to terminate the Fund, as provided in Section IX(b)(3) below.

    Notwithstanding the foregoing,

     (i) the right of Limited Partners to vote with the General Partners at a meeting of the Partners on matters affecting the basic structure of the Fund as indicated above in this Section VI(a) shall not be construed as a requirement that all such matters be submitted to the Limited Partners for their approval or be so approved to the extent such approval is not required by the Partnership Act or by the 1940 Act or by this Agreement; and

    (ii) no vote, approval or other consent of the Limited Partners shall be required to amend this Agreement (i) to change the procedures for the purchase or redemption of Shares or for the admission as a Limited Partner of a purchaser or assignee of Shares or of a successor in interest of a Limited Partner, (ii) to reflect any change in the amount or character of the contribution by any Partner, (iii) to reflect the termination of the interest of the Advisor General Partner as a General Partner as permitted by Section IV
(j) above, (iv) to change the name of the Fund or its principal place of business in California or the location of its principal executive office, (v) to correct any false or erroneous statement, or to make a change in any statement in order that such statement shall accurately represent the agreement among the General and Limited Partners in this Agreement, (vi) to add any omitted provision or to amend any provision to cure, correct or supplement any ambiguous, defective or inconsistent provision of this Agreement, or (vii) in any manner as may be considered necessary or appropriate by the Director General Partners to conform this Agreement to the requirements of the Partnership Act, the 1940 Act, the Internal Revenue Code of 1986, as amended (or corresponding provisions of subsequent revenue laws), or any other law or regulation applicable to the Fund.

    The Limited Partners shall have no right or power to cause the termination and dissolution of the Fund except as set forth in this Agreement. No Limited Partner shall have the right to bring an action for partition against the Fund.

    (b) Action of the Partners at a Meeting. Matters which are submitted to the vote of the Partners under Section VI(a) of this Agreement shall be acted upon at a meeting of both the General and Limited Partners. All such meetings shall be held within the State of California or at such other place as the Director General Partners shall designate. The Partners may vote at any such meeting in person or by proxy. Other than in the election or re-election of General Partners and in the termination of the Fund pursuant to Section IX(b)
(3), all action of the Partners taken at such meetings shall require the lesser of (i) the vote of Partners holding a majority of the then outstanding Shares or (ii) the vote of Partners holding 67% or more of the Shares represented in person or by proxy at a meeting at which Partners holding a majority of outstanding Shares are present in person or by proxy. The presence in person or by proxy of more than 50% of the outstanding Shares on the record date constitutes a quorum at any meeting. In the absence of such a quorum, the Director General Partners or their delegate may adjourn such meeting to such time or times as determined by the Director General Partners without additional notice to the Partners. See Section VI(h) below. In the election or re-election of General Partners, those candidates receiving the highest numbers of votes cast, at a meeting at which Partners owning a majority of outstanding Shares are present in person or by proxy, up to the number of General Partners proposed to be elected or re-elected, shall be elected or re-elected as General Partners of the Fund to hold office until their successors are elected and qualified.

    (c) Call of Meetings of the Partners. Meetings of the Partners for the purpose of taking any action which the Limited Partners are permitted to take under this Agreement may be called by a majority vote of the Director General Partners or by Limited Partners representing 10% of the outstanding Shares. The Director General Partners shall promptly call a meeting of the Partners for the purpose of voting upon the question of removal of any General Partner when requested in writing to do so by persons who are listed as Partners and who are holders of record of not less than 10% of the outstanding Shares on the books of record of the Fund and, in that connection, the Director General Partners will assist communications of the holders of Shares to the extent provided for by Section 16(c) of the 1940 Act.

    (d) Notice of Meetings of the Partners. Written notice of each meeting of the Partners indicating briefly the object or objects thereof shall be mailed by the Fund to each Partner entitled to vote at such meeting at his last known post-office address as shown on the books of the Fund not less than 10 days before the date of the meeting. Failure to receive notice of such meeting on the part of any Partner shall not affect the validity of any act or proceeding at such meeting, provided there is a lawful quorum present thereat. Only matters set forth in the notice of meeting may be voted on by the Partners at such meeting.

    (e) Voting Lists and Partners Entitled to Vote. The Fund shall establish a record date pursuant to Section XI(b) not exceeding sixty (60) days prior to the date of any meeting of the Partners for purposes of determining eligibility to vote at such meeting and the number of votes to which each Partner will be entitled, and shall prepare, at least ten (10) days prior to said meeting, a list setting forth the name of each Partner and the number of votes he will be entitled to cast. This list will be available for examination at the principal office of the Fund during regular business hours, and upon compliance with Section XIII(a) below a copy of such list may be obtained by each Partner. Only such persons who are listed as Partners and holders of record of Shares on the books of record of the Fund, maintained for such purpose either by the Fund or its appointed transfer agent, on the record date so established shall be entitled to vote at the meeting of Partners.

    (f) Proxies. A Partner may vote at any meeting of the Partners by a proxy executed in writing by the Partner. All such proxies shall be filed with the Fund before or at the time of the meeting. No such proxy shall be valid after eleven months from the date of its execution. The law of California pertaining to corporate proxies will govern all Fund proxies. Notwithstanding that a valid proxy is outstanding, powers of the proxy holder will be suspended if the person executing the proxy is present at the meeting and elects to vote in person.

    (g) Number of Votes. All Shares shall have equal voting rights at any meeting of the Partners. Each Partner shall have the right to vote the number of Shares standing of record in such Partner's name as of the record date set forth in the notice of meeting.

    (h) Adjournment. In the event that sufficient votes in favor of any proposal or motion of the Director General Partners are not received at any session of a meeting of the Partners, the Director General Partners or their delegate may adjourn the meeting from time to time to permit further solicitation of proxies or for any other lawful purpose. When a meeting of the Partners is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the session of the meeting at which the adjournment is taken. At the adjourned meeting the Partners may transact any business which might have been transacted at the original session of the meeting.

VII.  DISTRIBUTIONS AND ALLOCATION OF PROFITS AND LOSSES

    (a) Fees of Director General Partners. As compensation for services rendered to the Fund, each Director General Partner may be paid an annual fee, which fee shall be fixed by the Director General Partners from time to time; provided, however, that any Director General Partner who is affiliated with an Advisor General Partner or is a member of an organization which acts as investment advisor of the Fund shall not receive any compensation from the Fund under this subsection (a). Payment of compensation to a Director General Partner under this subsection (a) shall not be deemed a distribution for purposes of subsection (d) below nor shall such payment affect such person's right to receive any distribution to which he would otherwise be entitled as a holder of Shares.

    (b) Distributions of Income and Gains. Subject to the provisions of the Partnership Act and the terms of subsection (d) below, the Director General Partners shall determine the amounts to be distributed to holders of Shares and the time or times when such distributions shall be made. Distributions of income, unless otherwise elected, shall be in additional Shares of the Fund. With respect to capital gains, the Director General Partners will determine annually what portion, if any, of the Fund's capital gain will be distributed. Any such distribution shall be made, at the discretion of the Director General Partners, in cash or Shares or some combination thereof to holders of Shares.

    (c) Allocation of Fund Income, Gains, Losses, Deductions and Credits. Effective as of January 1, 1988 Fund income, gains, losses, deductions and credits shall be allocated for book purposes equally among the outstanding Shares of the Fund on the same basis as for tax purposes (see Section VII(f) below). A holder of a Share shall be allocated the proportionate part of such items actually realized by the Fund during any month in which such Share was owned by such holder in accordance with the weighted monthly averaging method used for tax purposes. A person shall be deemed to be a holder of a Share on a specific day if he is the holder of record of such Share on such day.

    (d) Returns of Contributions. Except upon dissolution of the Fund by expiration of its term or otherwise pursuant to Section IX below (which shall be the time for return to a Limited Partner of his contributions, subject to the priorities therein), and except upon redemption of Shares of the Fund as provided in Section V, no Partner has the right to demand return of any part of his contribution. The Director General Partners may, however, from time to time, elect to make partial returns of contributions to holders of Shares, provided that:

        (1) all liabilities of the Fund to persons other than General and Limited Partners have been paid or, in the good faith determination of the Director General Partners, there remains property of the Fund sufficient to pay them; and

        (2) the consent, expressed or implied, of all of the General and Limited Partners is obtained.

In the event that the Director General Partners elect to make a partial return of contributions to holders of Shares, the condition of subpart (2) shall have been satisfied if such distribution is made pro rata to all of the holders of Shares in accordance with their positive Capital Account balances. Each General and Limited Partner, by becoming such, consents to any such pro rata distribution theretofore or thereafter duly authorized and made in accordance with such provisions and to any distribution through redemption of Shares pursuant to Section V(g) above. All distributions to holders of Shares, whether upon dissolution or otherwise, shall be in accordance with their positive Capital Account balances.

    (e) Capital Accounts. In addition to any capital accounts required to be maintained for accounting purposes in accordance with generally accepted accounting principles, the Fund shall maintain a Capital Account for each General and Limited Partner for Federal income tax purposes in accordance with the requirements of Treasury Regulations Section 1.704-1(b). On a daily basis, each such Capital Account shall be credited with the Partner's capital contributions (including the fair market value of any contributed property), shall be charged with the Partner's share of distributions and withholding taxes (if any) and shall otherwise appropriately reflect transactions of the Fund and the Partners. Capital Accounts shall not be adjusted to reflect unrealized appreciation or depreciation in Fund assets except in cases mandated by Treasury Regulations Section 1.704-1(b). At the end of each day, each Partner's Capital Account shall be adjusted to reflect any purchases and redemptions of Shares by such Partner. On a monthly basis, each such Capital Account shall be adjusted to take into account the Partner's allocated share of items of income (including tax-exempt income), gain, loss, deduction or credit as computed under Section VII(f) below. A substituted Limited Partner shall be deemed to succeed to the Capital Account of the Partner whom such substituted Limited Partner replaced.

    (f) Allocations for Tax Purposes.

        (1) Allocations of Income, Gains, Losses, Deductions and Credits.

            (i) Effective as of January 1, 1988 for each fiscal year, items of income, gain, loss, deduction or credit realized by the Fund shall be allocated for Federal income tax purposes in accordance with the weighted monthly averaging method described in (ii) below. Each Partner's Capital Account shall be adjusted to reflect the monthly allocations of such items of income, gain, loss, deduction or credit.

            (ii) Items of income, gain, loss, deduction or credit realized by the Fund during any particular month shall be allocated to the Partners in accordance with the weighted average number of Shares held by the Partner during the month. The total amount of each such type of item realized by the Fund during the month shall be multiplied by the Partner's allocation percentage to derive the Partner's allocated portion of such total amount. Each Partner's allocation percentage shall be represented by a fraction, the numerator of which is the sum of the numbers of Shares of the Fund held by the Partner on each day during such month and the denominator of which is the sum of the total numbers of outstanding Shares of the Fund on each day during the month.

        (2) Minimum Gain Chargeback. In the event that there is a net decrease in the Fund's Minimum Gain, as hereinafter defined, during any taxable year and any Partner has a negative Capital Account (after taking into account reductions for items described in paragraphs (4), (5) and (6) of Treasury Regulations Section 1.704-1(b)(2)(ii)(d)) and such negative balance exceeds the sum of (i) the amount (if any) that such Partner is obligated to restore upon liquidation of the Fund and (ii) such Partner's share of the Minimum Gain at the end of such taxable year, such Partner shall be allocated Fund income (including gross income) and gain for such year (and, if necessary, for subsequent years) in an amount necessary to eliminate such excess negative balance as quickly as possible. Allocations of Fund income and gain to such Partners having such excess negative Capital Accounts shall be made in proportion to the amounts of such excess negative Capital Account balances. The term "Minimum Gain" means the excess of the outstanding balances of all nonrecourse indebtedness which is secured by property of the Fund over the adjusted basis of such property for Federal income tax purposes, as computed in accordance with the provisions of Treasury Regulations Section 1.704-1(b)(4)(iv)(c). A Partner's share of Minimum Gain shall be computed in accordance with Treasury Regulations Section 1.704-1(b)(4)(iv)(f).

        (3) Qualified Income Offset. Notwithstanding anything in Sections VII
    (c) and VII(f) to the contrary, in the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)
    (5) or 1.704-1(b)(2)(ii)(d)(6), items of Fund income (including gross income) and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the deficit balance in his Capital Account (in excess of (i) the amount (if any) he is obligated to restore upon liquidation of the Fund or upon liquidation of his interest in the Fund and (ii) his share of the Minimum Gain, as defined in Section VII(f)
    (2) above) created by such adjustments, allocations or distributions as quickly as possible.

        (4) Allocations to Limited Partners Contributing Property. Notwithstanding anything in Sections VII(c) and VII(f) to the contrary, if a Limited Partner contributes property other than cash to the Fund pursuant to Section V(d) above and there is built-in gain (or loss) with respect to the property (i.e., the fair market value of the property at the time of the contribution exceeds (or is less than) the Limited Partner's adjusted tax basis in the property), then any gain (or loss) recognized by the Fund upon a subsequent disposition of the property (or, at the election of the Fund and to the extent consistent with the applicable Treasury Regulations, upon a subsequent disposition of any property of the Fund), up to a maximum of the amount of built-in gain (or loss) at the time the property was contributed to the Fund, shall be allocated first to the contributing Limited Partner in accordance with the requirements of Treasury Regulations Section 1.704-1(b)(1)(vi), provided that the contributing Limited Partner is a Partner of the Fund at the time of the disposition of such property (or other property) by the Fund. The Capital Account of the contributing Limited Partner shall not be adjusted to take into account any allocations made pursuant to this Section VII(f)
    (4).

VIII. SALE AND ISSUANCE OF SHARES OF LIMITED PARTNERSHIP INTEREST: ASSIGNMENT OF SHARES OF LIMITED PARTNERSHIP INTEREST AND SUBSTITUTION OF ASSIGNEE

    (a) Sale and Issuance of Shares. The Fund may issue and sell its Shares at net asset value (plus any sales charge as may be applicable to the purchase of Shares) or upon such other terms as may be determined from time to time by the Director General Partners, all in accordance with the Fund's registration statement in effect under the Securities Act of 1933. Upon the sale of a Share of the Fund to a purchaser who has been admitted as a Limited Partner under the conditions set forth in Section V(b) or V(c) above, such purchaser shall be deemed to have granted and executed the power-of-attorney required of all Limited Partners as provided in Section X below. Each purchaser of a Share of the Fund who becomes a Limited Partner shall be bound by all the terms and conditions of this Agreement including, without limitation, the allocation of income, gains, losses, deductions and credits as provided in Section VII(c) above.

    (b) Right to Assign. Subject to (c) below, a Limited Partner or other holder of a Share of the Fund may assign all or any portion of the Shares representing his interest in the Fund.

    (c) Substitution of Assignee. Any Limited Partner who assigns Shares of the Fund, and any assignee of such Shares who subsequently assigns such Shares, by virtue of such assignment confers upon his assignee:

        (1) the right to receive distributions with respect to such Shares; and

        (2) the right to be substituted as a Limited Partner if the General Partners consent to such substitution;

subject, however, to the receipt by the Fund of (i) an executed instrument of assignment in a form satisfactory to the Fund and (ii) the name and post-office address of the assignee. Following such receipt and the consent to such substitution by the General Partners (which consent may be evidenced by designating the assignee as a Limited Partner upon the books of record of the
Fund), such assignee shall be admitted by the General Partners as a Substituted Limited Partner of the Fund without any further action on his part and he shall become a holder of record of the assigned Shares. In no event shall the consent or approval of any of the Limited Partners be required to effectuate such admission. Any assignee of Shares irrespective of whether he executed an account application or any other document shall be deemed to have consented to and be bound by all of the terms and conditions of this Agreement including, without limitation, the power-of-attorney required of all Limited Partners as provided in Section X below, and he shall also be deemed to have granted and executed said power-of-attorney. Until such time as the assignee's interest is recorded on the books of record of the Fund maintained for such purpose either by the Fund or its appointed transfer agent, no assignee shall acquire as against the Fund any rights or interest in the Shares which have been assigned, including but not limited to any right to distributions with respect to such Shares.

    (d) Death, Insanity or Termination of the Existence of a Limited Partner. In the event of the death or insanity of a Limited Partner (or, in the case of a Limited Partner that is a corporation, association, partnership, joint venture, trust or other entity, the merger, dissolution, liquidation or other termination of the existence of such Limited Partner), the successor in interest of such Limited Partner shall have:

        (1) the right to redeem the Shares of the Limited Partner in accordance with the provisions of Section V hereof;

        (2) the right to receive distributions with respect to such shares;
    and

        (3) the right to be substituted as a Limited Partner if the General Partners consent to such substitution;

subject, however, to the receipt by the Fund of (i) evidence satisfactory to the Fund of such successor's right to succeed to the interest of the Limited Partner, and (ii) the name and post-office address of such successor. Following such receipt and the consent to such substitution by the General Partners (which consent may be evidenced by designating the successor in interest as a Limited Partner upon the books of record of the Fund), such successor shall be admitted by the General Partners as a Substituted Limited Partner of the Fund without any further action on his part and he shall become a holder of record of the subject Shares. In no event shall the consent or approval of any of the Limited Partners be required to effectuate such admission. Any successor in interest irrespective of whether he executed an account application or any other document shall be deemed to have consented to and be bound by all of the terms and conditions of this Agreement including, without limitation, the power-of-attorney required of all Limited Partners as provided in Section X below, and he shall also be deemed to have granted and executed said power-of-attorney. Until such time as the interest of any such successor in interest is recorded on the books of record of the Fund maintained for such purpose either by the Fund or its appointed transfer agent, no such successor shall acquire as against the Fund any right or interest in the subject Shares, including but not limited to any right to distributions with respect to such Shares.

IX.  DISSOLUTION AND WINDING UP OF THE FUND

    (a) Term. The term of the Fund shall expire on December 31, 2052, on which date it shall be dissolved, unless sooner dissolved as hereinafter provided.

    (b) Dissolution of the Fund. The affairs of the Fund shall be wound up and the Fund dissolved prior to the date of termination specified above, upon the happening of any of the following events:

        (1) The Fund disposes of all of its assets.

        (2) The death, withdrawal, retirement, dissolution, assignment for the benefit of creditors, filing of a petition for bankruptcy, adjudication of bankruptcy, insanity or incompetency of any of the General Partners, except as hereinafter otherwise provided.

        (3) Partners holding a majority of the outstanding Shares in the Fund vote to terminate the Fund.

    In the event of the death, withdrawal, retirement, dissolution, assignment for the benefit of creditors, filing of a petition for bankruptcy, adjudication of bankruptcy, insanity or incompetency of any General Partner, the Fund shall be terminated and dissolved unless the remaining General Partners elect to continue the business of the Fund.

    In the event that all General Partners die, withdraw, retire, dissolve, make an assignment for the benefit of creditors, file a petition for bankruptcy, are adjudicated to be bankrupt, or become insane or incompetent, the remaining Limited Partners, by vote as set forth in Section VI(b) above, shall have the right to elect successor General Partners who may elect to continue the business of the Fund under its present name. The successor General Partners shall have and be subject to all of the rights, powers, duties and obligations which a General Partner has hereunder.

    (c) Winding Up of the Fund. Upon the dissolution and termination of the Fund, the Director General Partners or trustee, if one is appointed, shall proceed to wind up the affairs of the Fund and to liquidate. The Partners shall continue to share profits and losses during liquidation in the same manner as before dissolution. The proceeds from such liquidation of the Fund assets shall be applied and distributed in the following order or priority:

        (1) To the payment of debts and liabilities of the Fund (other than any loans or advances which may have been made by any of the Partners to the Fund) and the expenses of liquidation.

        (2) To the setting up of any reserve which the Director General Partners or trustee may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Fund arising out of or in connection with the operation, dissolution or winding up of the Fund. Such reserve shall be paid over by the Director General Partners or trustee to a bank or trust company to act as escrow agent or to a reputable person selected by the Director General Partners or trustee. Any such escrow agent shall hold such reserves for payment of any of the aforementioned contingencies, and, at the expiration of such period as the Director General Partners or trustee designate, to distribute the balance thereafter remaining in the manner hereinafter provided.

        (3) To the repayment of any loans or advances that may have been made by any of the Partners to the Fund, but if the amount available for such repayment shall be insufficient, then pro rata on account thereof.

        (4) Distribution of the remainder pro rata among the General and Limited Partners in accordance with their positive Capital Account balances.

    (d) Accountant's Statement. Each of the Partners shall be furnished with a statement prepared by the Fund's accountants which shall set forth the assets and liabilities of the Fund as at the date of complete liquidation. When the Director General Partners have complied with the foregoing distribution plan (including payment over to the escrow agent), the Limited Partners shall cease to be such, and the Director General Partners shall execute, acknowledge, and cause to be filed an appropriate certificate reflecting the dissolution or termination of the Fund.

    (e) Gains or Losses in Process of Liquidation. Any gain or loss on disposition of Fund properties in the process of liquidation shall be credited or charged in accordance with Sections VII(e) and VII(f) above prior to the distribution of any proceeds. Any property distributed in kind in the liquidation shall be valued and treated as though the property were sold and the cash proceeds were distributed.

X. FUND DOCUMENTATION: CERTIFICATE OF LIMITED PARTNERSHIP; AMENDMENT OF THIS AGREEMENT; POWER-OF-ATTORNEY

    (a) Certificates and Other Documentation. The Fund shall file or record a Certificate of Limited Partnership to the extent required by local law, in the appropriate place in each state in which the Fund may hereafter establish a place of business. The Fund may also file, record or publish such statements of fictitious business name and other notices, certificates, statements or other instruments as are reasonably believed to be required by a provision of any applicable law of the United States or any state or other jurisdiction which governs the formation of the Fund or the conduct of its business from time to time.

    (b) Events Requiring Amendment of Certificate. The Fund filed a Certificate of Limited Partnership on Form LP-1 with the office of the California Secretary of State on October 15, 1984. Such Certificate shall be promptly amended after the occurrence of any of the following events:

        (1) a change in name of the Fund;

        (2) a change in either of the following:

            (A) the street address of the principal executive office of the Fund, or

            (B) if the principal executive office of the Fund is not in California, the street address of the principal place of business of the Fund in California;

        (3) a change in the address of a General Partner, or a change in the address of the agent for service of process, unless a corporate agent is designated, or appointment of a new agent for service of process;

        (4) the admission of a General Partner and that General Partner's address or the cessation of a General Partner to be a General Partner; or

        (5) the discovery by any of the General Partners of any false or erroneous material statement contained in the Certificate or any amendment thereto.

    Such Certificate may also be amended at any time in any other respect that the Director General Partners determine.

    (c) Amendment of This Agreement. This Agreement may be amended or restated from time to time pursuant to action by the Director General Partners taken in accordance with Section V(f) by a written instrument signed by or on behalf of any one or more of the Director General Partners. The execution of any such amendment or restatement on behalf of a General Partner may be effected by his attorney-in-fact. In the event any amendment or proposed amendment of this Agreement is submitted to a vote of the Partners under Section VI(a), such amendment shall not be effective unless it shall have been approved by the affirmative vote of Partners holding the requisite percentage of Shares in accordance with Section VI(b). Such amendments and votes shall have the same force and effect as if they had received the unanimous approval of all Partners, and any non-consenting Partner will be bound thereby. This Agreement need not be amended upon the admission or withdrawal of any Partner.

    (d) Documentation Requiring the Signatures of Partners: Power-of-Attorney. In order to facilitate the preparation, execution and filing of instruments and other documents and in connection with the business of the Fund, in consideration of the granting of similar powers-of-attorney by each of the other Limited Partners and in further consideration for being admitted by the General Partners as a Limited Partner, each Limited Partner hereby makes, constitutes and appoints (i) each person who is or shall hereafter become a General Partner of the Fund from time to time and (ii) any substitute which any such General Partner may hereafter appoint to act in his place (who need not be a Partner of the Fund), the true and lawful attorney of, and in the name, place and stead of, said Limited Partner, with the power from time to time to sign, execute, acknowledge, make, swear to, verify, deliver, file, record, and/or publish:

        (1) this Agreement and any Certificate of Limited Partnership filed or recorded under the laws of the State of California or any other jurisdiction;

        (2) any amendment to this Agreement or any amendment to any such Certificate of Limited Partnership or any other document required to reflect any action of the Partners provided for in this Agreement, whether or not such Limited Partner voted in favor of or otherwise consented to such action; and

        (3) any other instrument, certificate or document as may be required by any regulatory agency, the laws of the United States, any state or any other jurisdiction in which the Fund is doing or intends to do business or which the Director General Partners deem advisable to file or record, provided such instrument, certificate or document is consistent with the terms of this Agreement as then in effect.

    Each Limited Partner acknowledges and agrees that the terms of this Agreement permit certain amendments of this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund, in each case either (a) with the approval of less than all the Limited Partners, provided that the Partners holding a specified percentage of Shares shall have voted in favor of or otherwise consented to such action, or (b) without the approval of the Limited Partners. Such actions include, without limitation, admission of new General Partners duly elected at meetings of the Partners. If, as and when (i) an amendment of this Agreement is proposed or an action is proposed to be taken or omitted by or with respect to the Fund which requires, under the terms of this Agreement, the approval of the Partners holding a specified percentage (but less than all) of the Shares, (ii) the Partners holding the percentage of Shares specified in this Agreement as being required for such amendment or action have approved such amendment or action in the manner contemplated by this Agreement, and (iii) a Limited Partner has failed or refused to approve such amendment or action (hereinafter referred to as a non-consenting Limited Partner), each non-consenting Limited Partner hereby consents to such amendment or action and agrees that each special attorney specified above, with full power of substitution, is hereby authorized and empowered to execute, acknowledge, make, swear to, verify, deliver, record, file and/or publish, for and on behalf of such non-consenting Limited Partner, and in his name, place and stead, any and all instruments and documents which may be necessary or appropriate to permit such amendment to be lawfully made or action lawfully taken or omitted. Each Limited Partner is fully aware that he and each other Limited Partner have granted this special power-of-attorney, and that all Partners will rely on the effectiveness of such powers with a view to the orderly administration of the Fund's affairs.

    The foregoing grant of authority (i) is a Special Power-of-Attorney coupled with an interest in favor of the General Partners, or substitute appointed to act in place thereof, and as such shall be irrevocable and shall survive the death or insanity (or, in the case of a Limited Partner that is a corporation, association, partnership, joint venture, trust or other entity, shall survive the merger, dissolution or other termination of the existence) of the Limited Partner, (ii) may be exercised for the Limited Partner by a facsimile signature of any General Partner of the Fund or substitute therefor or by listing all of the Limited Partners, including such Limited Partner, or stating that all Limited Partners, while not specifically named, are executing any instrument with a single signature of any General Partner or substitute therefor acting as attorney-in-fact for all of them, and (iii) shall survive the assignment or redemption by the Limited Partner of the whole or any portion of his interest.

    As a condition to becoming a Limited Partner, each purchaser or assignee of a Share and each successor in interest of a Limited Partner shall be deemed to have granted to the General Partners and their substitutes a power-of-attorney in accordance with the foregoing provisions of this subsection (d), which shall similarly be irrevocable during the period specified above.

    (e) Amendments Requiring Signature by Less than All Partners. Any amendment to this Agreement shall be executed in accordance with Section X(c) above. Any amendment to the Certificate of Limited Partnership need be signed only by or on behalf of any one Director General Partner unless otherwise required by law. The execution of any such amendment on behalf of a Director General Partner may be effected by his attorney-in-fact.

XI.  CERTAIN OPERATING POLICIES

    (a) Fiscal Year. The fiscal year for the Fund shall be the calendar year.

    (b) Record Dates. The Director General Partners may set in advance a date for determining (i) the Partners entitled to notice of and to vote at any meeting and (ii) the holders of record entitled to receive distributions. Record dates with respect to voting shall be not less than ten (10) nor more than sixty (60) days prior to the date of the meeting to which such record date relates.

    (c) Agent for Service of Process. The Director General Partners shall take whatever action is necessary to designate an agent in California upon whom service of process upon the Fund may lawfully be made.

XII.  DEFINITIONS

    The following terms shall have the following meanings when used herein:

        (a) "General Partners" shall mean the initial General Partners and any person who shall hereafter become a General Partner.

        (b) "Holder of record" or "holder of a Share" or "holder of a share of limited partnership interest" or "holder of partnership interests" shall mean:

            (1) a General Partner;

            (2) a Limited Partner if he has not redeemed or assigned all of his Shares of the Fund;

            (3) an assignee of a Share or Shares of the Fund;

            (4) a purchaser of a Share or Shares of the Fund; and

            (5) the successor in interest of a Limited Partner under Section VIII(d) above,

    but only to the extent such person's interest is recorded on the books of record of the Fund maintained for the purpose either by the Fund or by its transfer agent.

        (c) "Limited Partners" shall mean the original Limited Partner and all other persons who shall hereafter be admitted to the Fund as additional Limited Partners or Substituted Limited Partners, except those persons who:

            (1) have redeemed all Shares of the Fund owned by them; or

            (2) have been replaced by a substituted Limited Partner to the extent of their entire limited partnership interest.

    Reference to a "Limited Partner" shall mean any one of the Limited
    Partners.

        (d) "Share" (including fractional Shares) shall mean a partnership interest in the Fund. Reference to "Shares" shall be to more than one Share. The value of each Partner's Shares shall represent his contribution
    (s) to the Fund adjusted by his share of (1) Fund income, gain or loss,
    (2) realized and unrealized income, gain or loss and (3) distributions. The initial value of each Share on formation of the Fund was $10.00. Thereafter the value of each Share shall be computed in accordance with
    Section V(d).

        (e) "Substituted Limited Partner" shall mean the assignee of Shares held by a Limited Partner who has complied with the conditions set forth in Section VIII(c) and the successor in interest of a Limited Partner who has complied with the conditions set forth in Section VIII(d).

        (f) All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.

        (g) "Person" means an individual, partnership, joint venture, association, corporation, trust or other entity.

        (h) "Capital Account" means a capital account maintained for Federal income tax purposes pursuant to Section VII(e) hereof.

XIII.  RECORDS, STATEMENTS AND INCOME TAX INFORMATION

    (a) Records and Accounting. At all times during the continuance of the Fund, books of account, which shall be adequate and appropriate for the Fund business, shall be kept. Such books and records shall be kept on a basis consistent with the accounting methods followed by the Fund for Federal income tax purposes and, where deemed appropriate, in accordance with generally accepted accounting principles and procedures applied in a consistent manner. Such books and records shall include such separate and additional accounts for each Partner as shall be necessary to reflect accurately the rights and interests of the respective Partners and shall specifically reflect the name and address of each Partner and the number of Shares held by him for the purpose of determining recipients of distributions and notices. Such books of account, together with a copy of this Agreement of Limited Partnership and any amendments thereto, all documents relating to the ownership and condition of title of Fund properties, and copies of all Fund tax returns shall at all times be maintained by the Fund, and each Partner, and his duly authorized representative, shall have access to them and the right to inspect and copy them at all reasonable times. In addition, each Partner shall have the right to receive by mail, upon written request to the Fund, a copy of a list of the names and addresses of the Limited Partners and the number of Shares held by each of them against reimbursement of the cost of duplicating and mailing the same.

    (b) Statements. The Fund shall cause certified annual and uncertified semi-annual financial statements of the operations of the Fund to be prepared and forwarded to the Partners. The annual statements shall include a balance sheet, statement of operations, and such supporting statements as required by law or by the Director General Partners.

    (c) Income Tax Information. The Fund shall provide to each Partner information regarding each class of income, gain, loss, deduction or credit that is relevant to reporting Fund income on the Partner's Federal income tax return. The information shall also show each Partner's allocated share of each class of income, gain, loss, deduction or credit. This information shall be furnished to the Partners as soon as practicable.

    (d) Tax Matters and Notice Partner. The Director General Partners shall designate one or more General Partners as the "Tax Matters Partner" and the "Notice Partner" of the Fund in accordance with Sections 6231(a)(7) and (8) of the Internal Revenue Code of 1986, as amended, and each such Partner shall have no personal liability arising out of his good faith performance of his duties in such capacity. The "Tax Matters Partner" is authorized, at the Fund's sole cost and expense, to represent the Fund and each Limited Partner in connection with all examinations of the Fund's affairs by tax authorities, including any resulting administrative and judicial proceedings. Each Limited Partner agrees to cooperate with the Director General Partners and to do or refrain from doing any and all things reasonably required by the Director General Partners to represent the Fund in such examinations or proceedings. The Director General Partners shall have the right to settle any audits without the consent of the Limited Partners.

XIV.  GENERAL PROVISIONS

    (a) Agreement in Counterparts. This Agreement may be executed in several counterparts, and as executed shall constitute one Agreement, binding on all of the parties hereto, notwithstanding that all the parties are not signatory to the original or to the same counterpart.

    (b) Principles of Construction; Severability. This Agreement shall be construed to the maximum extent possible to comply with all of the terms and conditions of the 1940 Act and the Partnership Act. If, nevertheless, it shall be determined by a court of competent jurisdiction that any provision or wording of this Agreement shall be invalid or unenforceable under the 1940 Act, the Partnership Act or other applicable law, such invalidity or unenforceability shall not invalidate the entire Agreement. In that case, this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of such law, and in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions.

    (c) Paragraph Headings. The paragraph headings in no way define, limit, extent or interpret the scope of this Agreement or of any particular paragraph.

    (d) California Law. It is the intention of the parties that the internal laws of the State of California and, in particular, the provisions of California Corporation Code (S)(S)15501-15533 (except as to filing requirements) and (S)(S)15621-15628 (relating to filing requirements), as the same may be amended from time to time, shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

    (e) Integrated Agreement. This Agreement constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and, except for any other written agreements and representations which the Director General Partners may require of the Partners, there are no other agreements, understandings, restrictions, representations or warranties among the parties other than those set forth herein.

    (f) Independent Activities. Each Partner reserves the right to conduct activities similar to those conducted by the Fund, including buying or selling securities for his own account or for others.

    (g) Interested Partners. The fact that a General Partner or one or more of the Limited Partners is directly or indirectly interested in or connected with any company or person with which or with whom the Fund may have dealings, including but not limited to the payment or investment advisory fees, brokerage commissions and other expenses, shall not preclude such dealings or make them void or voidable, and the Fund or any of the Partners shall not have any rights in or to such dealings or any profits derived therefrom.

    (h) Tax Election.

        (1) No election shall be made by any Partner to be excluded from the application of the provisions of Subchapter K of the Internal Revenue Code, or from any similar provisions of state tax laws, and no such election shall be made by the Fund.

        (2) In the event of the partial or complete redemption or transfer of a Partner's interest, or the death of a Partner, or the distribution of any Fund property to any Partner or any other circumstance in which a tax election may be available, the Director General Partners, on behalf of the Fund, may, at their option, file an election, in accordance with applicable Treasury Regulations, to cause the basis of the Fund's property to be adjusted for Federal income tax purposes as provided in Sections 734, 743 and 754 of the Internal Revenue Code, as then in effect.

    (i) Maintenance of Assets. The Fund shall place and maintain its securities and similar investments in the custody of one or more of the following:

        (1) one or more banks, trust companies, banking institutions or other qualified depositories,

        (2) one or more companies each of which is a member of a national securities exchange as defined in the Securities Exchange Act of 1934, or

        (3) the Fund,

in each case subject to the Investment Company Act of 1940 and all applicable rules, regulations and orders as the Securities and Exchange Commission may from time to time prescribe, adopt or issue. Any such custodian may be employed to keep all or any part of the books and accounts of the Fund, to furnish clerical and accounting services to the Fund and to determine or compute the net asset value of the shares of the Fund, and shall perform such acts and services upon such terms and conditions as shall be approved from time to time by the Director General Partners. The Fund may also employ one or more subcustodians or authorize any such custodian to employ one or more subcustodians, in each case to perform such acts and services upon such terms and conditions as shall be approved from time to time by the Director General Partners. Subject to the Investment Company Act of 1940 and all applicable rules, regulations and orders as said Commission may from time to time prescribe, adopt or issue, the Fund may (or permit any such custodian or subcustodian to) deposit all or any part of the securities owned by the Fund in one or more systems for the central handling of securities (including, without limitation, securities depositories, clearing agencies and book-entry systems), pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities.

    (j) Notices. All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given for all purposes if delivered personally to the party to whom the same is directed or if sent by first-class mail addressed (1) if to a Limited Partner, to his last known post-office address as shown on the books of the Fund and (2) if to the Fund or to a General Partner, to the Fund's principal executive office in Boston, Massachusetts specified in Section III above. Any Limited Partner may change his post-office address for purposes of this Agreement by giving written notice of such change to the Fund in accordance with this Section XIV(j).

    (k) Benefits. Except as herein otherwise provided to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties signatory hereto, and their respective heirs, executors, guardians, representatives, successors and assigns.

    (l) Nonrecourse Creditors. No creditor making a nonrecourse loan to the Fund shall, by reason thereof, acquire any direct or indirect interest in the profits, capital or property of the Fund other than as a secured creditor.

    (m) Use of Name "Eaton Vance". Eaton Vance Corp. ("EVC"), which owns all of the capital stock of the investment adviser of the Fund, has consented to the use by the Fund of the identifying word "Eaton Vance" in the name of the Fund. Such consent is expressly conditioned upon the employment of EVC or a subsidiary or affiliate of EVC as investment adviser of the Fund. As between the Fund and itself, EVC shall control the use of the name of the Fund insofar as such name contains the identifying word "Eaton Vance." EVC may from time to time use the identifying word "Eaton Vance" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporation, or businesses which it may manage, advise, sponsor or own or in which EVC may have a financial interest. EVC may require the Fund to cease using the indentifying word "Eaton Vance" in the name of the Fund if EVC or a subsidiary or affiliate of EVC for any reason shall no longer serve as investment adviser of the Fund.

                           -----------------------

                           SIGNATURE PAGES OMITTED

[logo]
EATON VANCE
=================
     Mutual Funds


EATON VANCE

MUNCIPAL BOND

FUND L.P.

STATEMENT OF

ADDITIONAL INFORMATION


MAY 1, 1997


EATON VANCE
MUNCIPAL BOND FUND L.P.
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------
INVESTMENT ADVISER
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111


TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122


AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                                                                          MBSAI

                                    PART C

                              OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


    (a) FINANCIAL STATEMENTS:
          INCLUDED IN PART A:
            Financial Highlights for each of the ten years in the period ended December 31, 1996

          INCLUDED IN PART B:
          INCORPORATED BY REFERENCE TO THE ANNUAL REPORT, DATED DECEMBER 31,
            1996, FILED ELECTRONICALLY PURSUANT TO SECTION 30(b)(2) OF THE INVESTMENT COMPANY ACT OF 1940, ARE THE FOLLOWING FINANCIAL STATEMENTS (ACCESSION NO. 0000950156-97-000172):
           Portfolio of Investments as of December 31, 1996
           Statement of Assets and Liabilities as of December 31, 1996 Statement of Operations for the year ended December 31, 1996 Statement of Changes In Net Assets for each of the two years ended December 31, 1996
           Financial Highlights for the five years ended December 31, 1996 Notes to Financial Statements
           Independent Auditors' Report


    (b) EXHIBITS:

 (1)     Amended and Restated Agreement of Limited Partnership dated December 22, 1988 filed as Exhibit (1)
         to Post-Effective Amendment No. 15 and incorporated herein by reference.

 (2)     Not applicable

 (3)     Not applicable

 (4)     Specimen of each security issued by the registrant filed as Exhibit 4 to Post-Effective Amendment
         No. 8 and incorporated herein by reference.

 (5)     Investment Advisory Contract with Eaton Vance Management dated November 1, 1990 filed as Exhibit 5 to Post-Effective Amendment No. 16 and incorporated herein by reference.


 (6)(a)  Distribution Agreement effective November 1, 1996 filed herewith.


    (b)  Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers filed as
         Exhibit (6)(b) to Post-Effective Amendment No. 61 to the Registration Statement of Eaton Vance
         Growth Trust (File Nos. 2-22019, 811-1241) and incorporated by reference.

    (c)  Schedule of Dealer Discounts and Sales Charges filed as Exhibit (6)(c) to Post-Effective Amendment
         No. 20 and incorporated by reference.

 (7)     Not applicable

 (8)(a)  Custodian Agreement with Investors Bank & Trust Company dated December 17, 1990 filed as Exhibit 8 to Post-Effective Amendment No. 16 and incorporated herein by reference.


    (b)  Amendment to Custodian Agreement with Investors Bank & Trust Company dated October 23, 1995 filed as Exhibit (8)(b) to Post-Effective Amendment No. 22 and incorporated herein by reference.


 (9)     Not applicable

(10)     Opinion of Legal Counsel filed as Exhibit 10 to Post-Effective Amendment No. 5 and incorporated herein by reference.

(11)     Independent Auditors' Consent filed herewith.

(12)     Not applicable

(13)     Not applicable

(14)     Not applicable

(15)     Not applicable

(16)     Schedule for Computation of Performance Quotations filed herewith.

(17)     Power of Attorney dated April 14, 1994 filed as Exhibit 17 to Post-Effective Amendment No. 20 and incorporated by reference.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    Not applicable

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


                         (1)                                      (2)
                                                               NUMBER OF
                   TITLE OF CLASS                           RECORD HOLDERS
                   --------------                           --------------
                      Units of                                   1,874
                partnership interest                     as of March 31, 1997

ITEM 27.  INDEMNIFICATION

    Article IV of the Partnership's Amended and Restated Agreement of Limited Partnership, dated December 22, 1988, provides for indemnification of the Registrant's General Partners. Registrant's Director General Partners and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

    The distribution agreements of the Registrant also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Director General Partners and officers, on the other.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Reference is made to the information set forth under the caption "Management" in the Statement of Additional Information, which information is incorporated herein by reference.


ITEM 29.  PRINCIPAL UNDERWRITER

    (a) Registrant's principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Management, is the principal underwriter for each of the investment companies named below:


EV Classic Florida Limited Maturity Municipals Fund          EV Marathon Asian Small Companies Fund
EV Classic Government Obligations Fund                       EV Marathon California Limited Maturity
EV Classic Greater China Growth Fund                           Municipals Fund
EV Classic Growth Fund                                       EV Marathon California Municipals Fund
EV Classic High Income Fund                                  EV Marathon Colorado Municipals Fund
EV Classic Information Age Fund                              EV Marathon Connecticut Limited Maturity
EV Classic Investors Fund                                      Municipals Fund
EV Classic Massachusetts Limited Maturity                    EV Marathon Connecticut Municipals Fund
  Municipals Fund                                            EV Marathon Emerging Markets Fund
EV Classic National Limited Maturity Municipals Fund         EV Marathon Florida Insured Municipals Fund
EV Classic National Municipals Fund                          EV Marathon Florida Limited Maturity
EV Classic New York Limited Maturity                           Municipals Fund
  Municipals Fund                                            EV Marathon Florida Municipals Fund
EV Classic Pennsylvania Limited Maturity                     EV Marathon Georgia Municipals Fund
  Municipals Fund                                            EV Marathon Government Obligations Fund
EV Classic Senior Floating-Rate Fund                         EV Marathon Greater China Growth Fund
EV Classic Strategic Income Fund                             EV Marathon Greater India Fund
EV Classic Special Equities Fund                             EV Marathon Growth Fund
EV Classic Stock Fund                                        EV Marathon Hawaii Municipals Fund
EV Classic Tax-Managed Growth Fund                           EV Marathon High Income Fund
EV Classic Total Return Fund                                 EV Marathon High Yield Municipals Fund
EV Marathon Alabama Municipals Fund                          EV Marathon Information Age Fund
EV Marathon Arizona Municipals Fund                          EV Marathon Investors Fund
EV Marathon Arkansas Municipals Fund                         EV Marathon Kansas Municipals Fund

EV Marathon Kentucky Municipals Fund                         EV Traditional Emerging Markets Fund
EV Marathon Louisiana Municipals Fund                        EV Traditional Florida Insured Municipals Fund
EV Marathon Maryland Municipals Fund                         EV Traditional Florida Limited Maturity
EV Marathon Massachusetts Limited Maturity                     Municipals Fund
  Municipals Fund                                            EV Traditional Florida Municipals Fund
EV Marathon Massachusetts Municipals Fund                    EV Traditional Georgia Municipals Fund
EV Marathon Michigan Limited Maturity                        EV Traditional Government Obligations Fund
  Municipals Fund                                            EV Traditional Greater China Growth Fund
EV Marathon Michigan Municipals Fund                         EV Traditional Greater India Fund
EV Marathon Minnesota Municipals Fund                        EV Traditional Growth Fund
EV Marathon Mississippi Municipals Fund                      EV Traditional Hawaii Municipals Fund
EV Marathon Missouri Municipals Fund                         EV Traditional High Yield Municipals Fund
EV Marathon National Limited Maturity                        Eaton Vance Income Fund of Boston
  Municipals Fund                                            EV Traditional Information Age Fund
EV Marathon National Municipals Fund                         EV Traditional Investors Fund
EV Marathon New Jersey Limited Maturity                      EV Traditional Kansas Municipals Fund
  Municipals Fund                                            EV Traditional Kentucky Municipals Fund
EV Marathon New Jersey Municipals Fund                       EV Traditional Louisiana Municipals Fund
EV Marathon New York Limited Maturity                        EV Traditional Maryland Municipals Fund
  Municipals Fund                                            EV Traditional Massachusetts Municipals Fund
EV Marathon New York Municipals Fund                         EV Traditional Michigan Limited Maturity
EV Marathon North Carolina Municipals Fund                     Municipals Fund
EV Marathon Ohio Limited Maturity Municipals Fund            EV Traditional Michigan Municipals Fund
EV Marathon Ohio Municipals Fund                             EV Traditional Minnesota Municipals Fund
EV Marathon Oregon Municipals Fund                           EV Traditional Mississippi Municipals Fund
EV Marathon Pennsylvania Limited Maturity                    EV Traditional Missouri Municipals Fund
  Municipals Fund                                            Eaton Vance Municipal Bond Fund L.P.
EV Marathon Pennsylvania Municipals Fund                     EV Traditional National Limited Maturity
EV Marathon Rhode Island Municipals Fund                       Municipals Fund
EV Marathon Strategic Income Fund                            EV Traditional National Municipals Fund
EV Marathon South Carolina Municipals Fund                   EV Traditional New Jersey Limited Maturity
EV Marathon Special Equities Fund                              Municipals Fund
EV Marathon Stock Fund                                       EV Traditional New Jersey Municipals Fund
EV Marathon Tax-Managed Growth Fund                          EV Traditional New York Limited Maturity
EV Marathon Tennessee Municipals Fund                          Municipals Fund
EV Marathon Texas Municipals Fund                            EV Traditional New York Municipals Fund
EV Marathon Total Return Fund                                EV Traditional North Carolina Municipals Fund
EV Marathon Virginia Municipals Fund                         EV Traditional Ohio Limited Maturity
EV Marathon West Virginia Municipals Fund                      Municipals Fund
EV Marathon Worldwide Developing                             EV Traditional Ohio Municipals Fund
  Resources Fund                                             EV Traditional Oregon Municipals Fund
EV Marathon Worldwide Health Sciences Fund                   EV Traditional Pennsylvania Municipals Fund
EV Traditional Alabama Municipals Fund                       EV Traditional Rhode Island Municipals Fund
EV Traditional Arizona Municipals Fund                       EV Traditional South Carolina Municipals Fund
EV Traditional Arkansas Municipals Fund                      EV Traditional Special Equities Fund
EV Traditional Asian Small Companies Fund                    EV Traditional Stock Fund
EV Traditional California Limited Maturity                   EV Traditional Tax-Managed Growth Fund
  Municipals Fund                                            EV Traditional Tennessee Municipals Fund
EV Traditional California Municipals Fund                    EV Traditional Texas Municipals Fund
EV Traditional Colorado Municipals Fund                      EV Traditional Total Return Fund
EV Traditional Connecticut Limited Maturity                  EV Traditional Virginia Municipals Fund
  Municipals Fund                                            EV Traditional West Virginia Municipals Fund
EV Traditional Connecticut Municipals Fund                   EV Traditional Worldwide Developing
EV Traditional Emerging Growth Fund                            Resources Fund

EV Traditional Worldwide Health                              Eaton Vance Prime Rate Reserves
  Sciences Fund, Inc.                                        Eaton Vance Short-Term Treasury Fund
Eaton Vance Cash Management Fund                             Eaton Vance Tax Free Reserves
Eaton Vance Liquid Assets Trust                              Massachusetts Municipal Bond Portfolio
Eaton Vance Money Market Fund

    (b)
              (1)                                     (2)                                 (3)
       NAME AND PRINCIPAL                    POSITIONS AND OFFICES               POSITIONS AND OFFICES
       BUSINESS ADDRESS*                   WITH PRINCIPAL UNDERWRITER               WITH REGISTRANT
          ------------                          ----------------                      ------------
James B. Hawkes                             Vice President and Director                  None
William M. Steul                            Vice President and Director                  None
Wharton P. Whitaker                         President and Director                       None
Chris Berg                                  Vice President                               None
Kate B. Bradshaw                            Vice President                               None
David B. Carle                              Vice President                               None
James S. Comforti                           Vice President                               None
Raymond Cox                                 Vice President                               None
Mark P. Doman                               Vice President                               None
Alan R. Dynner                              Vice President                               None
James Foley                                 Vice President                               None
Michael A. Foster                           Vice President                               None
William M. Gillen                           Senior Vice President                        None
Hugh S. Gilmartin                           Vice President                               None
Perry D. Hooker                             Vice President                               None
Brian Jacobs                                Senior Vice President                        None
Thomas P. Luka                              Vice President                               None
John Macejka                                Vice President                               None
Timothy D. McCarthy                         Vice President                               None
Joseph T. McMenamin                         Vice President                               None
Morgan C. Mohrman                           Senior Vice President                        None
James A. Naughton                           Vice President                               None
Mark D. Nelson                              Vice President                               None
Linda D. Newkirk                            Vice President                               None
James L. O'Connor                           Vice President                               Treasurer
Thomas Otis                                 Secretary and Clerk                          Secretary
George D. Owen, II                          Vice President                               None
F. Anthony Robinson                         Vice President                               None
Jay S. Rosoff                               Vice President                               None
Benjamin A. Rowland, Jr.                    Vice President,                              None
                                              Treasurer and Director
John P. Rynne                               Vice President                               None
Kevin Schrader                              Vice President                               None
George V.F. Schwab, Jr.                     Vice President                               None
Cornelius J. Sullivan                       Vice President                               None
David M. Thill                              Vice President                               None
Chris Volf                                  Vice President                               None
Sue Wilder                                  Vice President                               None


----------
*Address is 24 Federal Street, Boston, MA 02110

    (c) Not applicable


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

    All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, and its transfer agent, First Data Investor Services Group, 4400 Computer Drive, Westborough, MA 01581, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, 24 Federal Street, Boston, MA 02110. The Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 31.  MANAGEMENT SERVICES


    Not applicable

ITEM 32.  UNDERTAKINGS

    The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 21st day of April, 1997.


                                        EATON VANCE MUNICIPAL BOND FUND L.P.

                                        By  /s/ THOMAS J. FETTER
                                            ----------------------------------
                                            THOMAS J. FETTER, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

     SIGNATURE                               TITLE                                DATE
     ---------                               -----                                ----


                                        President and Chief
/s/ THOMAS J. FETTER                      Executive Officer                   April 21, 1997
-----------------------------
    THOMAS J. FETTER


                                        Treasurer and Principal Financial
/s/ JAMES L. O'CONNOR                     and Accounting Officer              April 21, 1997
-----------------------------
    JAMES L. O'CONNOR


                                        Chairman and Director
/s/ LANDON T. CLAY                        General Partner                     April 21, 1997
-----------------------------
    LANDON T. CLAY


    DONALD R. DWIGHT*
-----------------------------           Director General Partner              April 21, 1997
    DONALD R. DWIGHT


    SAMUEL L. HAYES, III*
-----------------------------           Director General Partner              April 21, 1997
    SAMUEL L. HAYES, III


    NORTON H. REAMER*
-----------------------------           Director General Partner              April 21, 1997
    NORTON H. REAMER


    JOHN L. THORNDIKE*
-----------------------------           Director General Partner              April 21, 1997
    JOHN L. THORNDIKE


    JACK L. TREYNOR*
-----------------------------           Director General Partner              April 21, 1997
    JACK L. TREYNOR


*By: /s/ THOMAS J. FETTER
-----------------------------
    As Attorney-in-fact


                                EXHIBIT INDEX

    The following exhibits are filed as a part of this amendment to the Registration Statement pursuant to General Instructions E of Form N-1A.

                                                                                                   PAGE IN SEQUENTIAL
        EXHIBIT NO.                    DESCRIPTION                                                  NUMBERING SYSTEM
        -----------                    -----------                                                  ----------------

          (6)(a)         Distribution Agreement effective November 1, 1996

         (11)            Independent Auditors' Consent


         (16)            Schedule for Computation of Performance Quotations